EXHIBIT 10.01
PURCHASE AGREEMENT

PURCHASE AGREEMENT (the “Agreement”), dated as of August 22, 2006, by and among DSL.net, Inc., a Delaware corporation (the “Company”), MegaPath Inc., a Delaware corporation (“Parent”), and MDS Acquisition, Inc., a wholly-owned subsidiary of Parent (the “Buyer”).

WHEREAS:

A.  The Company, Parent and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.  The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, Subordinated Secured Convertible Notes, in the forms attached hereto as Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4 (each, a “Convertible Note” and together, the “Convertible Notes”) and a Subordinated Secured Note, in the form attached hereto as Exhibit C (the “Nonconvertible Note”), each in the principal amounts as set forth on Exhibit A hereto. In addition, the Company and the Buyer wish to provide for the possible future sale of subordinated secured notes in substantially the form as the form of the Nonconvertible Note (each a “Subsequent Closing Note” and together with the Convertible Notes and the Nonconvertible Note, the “Notes”). The Subsequent Closing Notes, if issued, may be used, among other purposes, to fund working capital shortfalls of the Company that may occur prior to the Merger (as defined below), including, without limitation, shortfalls that may occur as a result of the maturity of the Company’s indebtedness to Laurus Master Fund, Ltd. (“Laurus”).

C.  The Notes (i) will rank senior to all outstanding and future indebtedness of the Company, other than as set forth in the Subordination Agreement in the form attached hereto as Exhibit D (as amended or modified from time to time, the “Subordination Agreement”), and (ii) will be secured by a perfected security interest in all of the assets of the Company, as evidenced by the Security Agreement in the form attached hereto as Exhibit E (the “Security Agreement” and together with the Subordination Agreement, the “Security Documents”).

D.  Following the satisfaction of the conditions to the convertibility of all the Convertible Notes, Buyer intends to have converted all such Convertible Notes into Company Common Stock such that Buyer will hold more than 90% of the outstanding shares of Company Common Stock. At such time, Buyer, pursuant to a resolution of its board of directors authorized by Section 253 of the Delaware General Corporations Law, intends to effect a merger of the Company into Buyer, with the Buyer as the surviving corporation (the “Merger”) and pursuant to which the stockholders of the Company other than the Buyer will be entitled to receive a cash payment for their shares of Company Common Stock.

NOW, THEREFORE, the Company, the Buyer and the Parent hereby agree as follows:

1.  PURCHASE AND SALE OF NOTES.

(a)  Purchase of Notes.

(i)  On or prior to the Closing (as defined below), the Company shall have authorized (A) the sale and issuance to the Buyer of the Notes and (B) the issuance of the shares of Common Stock issuable upon conversion of the Convertible Notes in the forms attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3 as provided therein and shall have authorized, conditional upon securing any requisite stockholder consent, the issuance of the shares of Common Stock issuable upon conversion of the Convertible Note in the form attached hereto as Exhibit B-4 as provided therein. The shares of Common Stock issuable upon conversion of the Convertible Notes are referred to herein collectively as the “Conversion Shares.” The Convertible Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

(ii)  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Closing Date (as defined below), the Notes (the “Closing”).

(iii)  The date and time of the Closing (the “Closing Date”) shall occur after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below and at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, 94025.

(iv)  The aggregate purchase price for the Notes to be purchased by the Buyer at the Closing shall be $1.00 of consideration for each $1.00 of principal amount under the Convertible Notes and $1.00 of consideration for each $1.182 of principal amount under the Nonconvertible Note purchased by the Buyer at the Closing, for an aggregate purchase price of $13,000,000 (the “Purchase Price”) as set forth on Exhibit A hereto.

(b)  Form of Payment. On the Closing Date, (i) the Buyer shall pay its Purchase Price to the Company for the Notes to be issued and sold to the Buyer at the Closing, by wire transfer of immediately available funds and (ii) the Company shall deliver to the Buyer the Notes the Buyer is purchasing.

(c)  Subsequent Closing. Following the Closing, the Company may sell Subsequent Closing Notes subject to the terms of this Agreement to the Buyer for $1.00 of consideration for each $1.182 of principal amount under the Subsequent Closing Note, provided that such sale shall not take place later than one year from the Closing and the aggregate amount of consideration does not exceed $6,000,000. Each closing of the sale of Subsequent Closing Notes shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and the Buyer.

2.  BUYER’S AND PARENT’S REPRESENTATIONS AND WARRANTIES.

The Buyer and the Parent, jointly and severally, represent and warrant to the Company, as of the date hereof and as of the Closing Date, that:

(a)  No Public Sale or Distribution. The Buyer is (i) acquiring the Convertible Note and (ii) upon conversion of the Convertible Note, Buyer will acquire the Conversion Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Buyer is acquiring the Securities hereunder in the ordinary course of its business. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b)  Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, because it is an entity whose sole equity owner is a corporation not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000. The Buyer’s principal place of business is at the address provided in Section 8(f) hereof.

(c)  Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d)  Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company, if it is reasonably requested by the Company, an opinion of counsel selected by the Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(e)  No Conflicts. The execution, delivery and performance of each Transaction Document by the Buyer and the Parent and the consummation by the Buyer and the Parent of the transactions contemplated thereby will not (i) result in a violation of any certificate of incorporation, any certificate of designations or other constituent documents of the Buyer or the Parent or bylaws of the Buyer or the Parent or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) and the rules applicable to the Buyer or the Parent or by which any property or asset of the Buyer or the Parent is bound or affected.

(f)  Organization. The Buyer and the Parent are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware.

(g)  Legends. The Buyer understands that the Notes and the stock certificates representing the Conversion Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE ISSUANCE AND SALE OF THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

(h)  Validity; Enforcement. This Agreement and the Security Documents to which the Buyer or the Parent is a party have been duly and validly authorized, executed and delivered on behalf of the Buyer and the Parent, as applicable, and shall constitute the legal, valid and binding obligations of the Buyer and the Parent enforceable against the Buyer and the Parent in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to Buyer and Parent that the statements contained in this Section 3 are true and correct as of the date hereof and as of the

Closing Date except as set forth in the disclosure schedule delivered by the Company to Buyer and Parent concurrently with the execution of this Agreement, as may be amended or supplemented at Closing by the Company solely for the purposes of the Closing (together, the “Disclosure Schedule”); provided, however, that any amendments or supplements to the Disclosure Schedule after the date hereof shall only modify the Company’s representations and warranties as of the Closing Date. The Disclosure Schedule shall be arranged according to specific sections in this Section 3 and shall provide exceptions to, or otherwise qualify in reasonable detail, only the corresponding section in this Section 3 and any other section in this Section 3 where it is reasonably clear, upon a reading of such disclosure without any independent knowledge on the part of the reader regarding the matter disclosed, that the disclosure is intended to apply to such other section.

(a)  Organization and Qualification. Schedule 3(a) of the Disclosure Schedule sets forth the jurisdiction of incorporation or organization of each of the Company and each subsidiary of the Company (each a “Subsidiary” and collectively, the “Subsidiaries”). Each of the Company and the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of such incorporation and has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such governmental approvals have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below). Each of the Company and the Subsidiaries is duly qualified or licensed as a foreign corporation or organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Schedule 3(a) of the Disclosure Schedule sets forth each jurisdiction in which the Company or a Company Subsidiary is qualified or licensed to do business as a foreign corporation or organization. As used in this Agreement, the term “Material Adverse Effect” means any change in or effect on the business of the Company or any Subsidiary that, individually or in the aggregate is, or could reasonably be expected to be, materially adverse to the business, condition (financial or otherwise), assets (tangible or intangible), liabilities (including contingent liabilities) or results of operations of the Company and the Subsidiaries taken as a whole.

(b)  Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Security Documents, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities and the Nonconvertible Note in accordance with the terms hereof and thereof. The execution and delivery of each Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Notes, the reservation for issuance and the issuance of the Conversion Shares, and the granting of a security interest in the Collateral (as defined in the Security Agreement), have been duly authorized by the Company’s board of directors (the “Board of Directors”) and (other than the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security

Agreement and other than majority stockholder approval of the Charter Amendment (as defined below) to be sought pursuant to the terms of Section 4(d) below) no further filing, consent, or authorization is required by the Company, its Board of Directors, or its stockholders. Each Transaction Document has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)  Valid Issuance. The issuance of the Notes are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a sufficient number of shares of Common Stock shall have been duly authorized and reserved for issuance upon conversion of the Convertible Notes in the forms attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3 and, conditional upon requisite stockholder approval authorizing a sufficient number of shares of Common Stock for issuance upon conversion of the Convertible Note in the form attached hereto as Exhibit B-4 and the filing with the Delaware Secretary of State of the Charter Amendment (as defined below), such number of shares of Common Stock shall have been duly reserved for issuance upon conversion of such Convertible Note. Upon issuance or conversion in accordance with the Convertible Notes, as the case may be, the Conversion Shares, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject in part to the truth and accuracy of the Buyer’s and Parent’s representations set forth in Section 2, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)  No Conflicts. The execution, delivery and performance of each Transaction Document by the Company and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance of the Notes, the granting of a security interest in the Collateral (as defined in the Security Documents) and reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of any certificate of incorporation, any certificate of designations or other constituent documents of the Company, any capital stock of the Company or bylaws of the Company or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, (iii) subject in part to the truth and accuracy of the Buyer’s and Parent’s representations set forth in Section 2, result in a violation of any law, rule or regulation (including federal and state securities laws and regulations) or (iv) result in the violation of any order, judgment or decree and the rules applicable to the Company or by which any property or asset of the Company is bound or affected.

(e)  Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing (other than the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person (as defined below) in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents to which it is a party, in each case in accordance with the terms thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence will have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)  Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).

(g)  No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries and affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(h)  No Integrated Offering. None of the Company, any of its Subsidiaries and affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(i)  Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), or the laws of the jurisdiction of its formation or otherwise which is or could become applicable to the Buyer and the Parent as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(j)  SEC Documents; Financial Statements.

(i)  During the three (3) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by a company that is subject to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or made available to the Buyer or its respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates or, if amended, as of the date of such amendment, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC or, if amended, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)  As of their respective dates, each of the consolidated financial statements (including in each case, any notes thereto) of the Company included in the SEC Documents (the “Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and the consolidated Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company does not intend to correct or restate, nor, to the Company’s knowledge, is there any basis for any correction or restatement of, any aspect of any of the Financial Statements contained in the SEC Documents. The Company has not had any material disagreement with any of its auditors regarding accounting matters or policies during any of its past three full years or during the current fiscal year-to-date which disagreements would require disclosure to the Company’s board of directors. The books and records of the Company have been, and are being maintained, in all material respects in accordance with applicable legal and accounting requirements and the Financial Statements contained in the SEC Documents are consistent with such books and records. The most recent audited balance sheet of the Company contained in the Company SEC Documents as of December 31, 2005 is hereinafter referred to as the “Reference Balance Sheet.”

(iii)  The Company has heretofore furnished or made available to Buyer a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments that previously had been filed by the Company with the SEC pursuant to the 1933 Act or the 1934 Act.

(k)  Absence of Certain Changes or Events. Since December 31, 2005, each of the Company and the Subsidiaries has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any:

(i)  Material Adverse Effect;

(ii)  amendment or any other change to the Certificate of Incorporation or the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or equivalent organizational documents of the Company or any Subsidiary;

(iii)  issuance, sale, pledge, lease, license, disposition, grant, encumbrance, or authorization for any issuance, sale, pledge, lease, license, disposition, grant or encumbrance, of (A) any shares of capital stock of any class of the Company or any Subsidiary, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such stock, or any other ownership interest (including, without limitation, any phantom interest) of the Company or any Subsidiary (except for (x) the issuance of shares of Common Stock pursuant to the exercise of options and in accordance with the terms of the Company’s various authorized stock option and employee stock purchase plans, including without limitation, the Company’s Amended and Restated 2001 Stock Option and Incentive Plan (the “Plans”) and (y) the grant in the ordinary course of business and consistent with past practice of options pursuant to the Plans or (B) any material assets of the Company or any Subsidiary, except in the ordinary course of business and in a manner consistent with past practice, including, without limitation, any Company IP (as defined in Section 3(u) below) of the Company or any Subsidiary;

(iv)  authorization, declaration, setting aside, dividend payment or other distribution, payable in cash, stock, property or otherwise, with respect to any of the capital stock of the Company or any Subsidiary;

(v)  reclassification, combination, split, subdivision or redemption, purchase or other acquisition, directly or indirectly, of any of the capital stock of the Company or any Subsidiary;

(vi)  acquisition (including, without limitation, by merger, consolidation, or acquisition of stock or assets) of any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than acquisitions of assets for consideration which is not, in the aggregate, in excess of $10,000.00;

(vii)  incurrence of any indebtedness for borrowed money or issuance of any debt securities or assumption, guarantee or endorsement of the obligations of any person, or any loans or advances made, except for indebtedness incurred in the ordinary course of business and consistent with past practice and for other indebtedness with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of $10,000.00;

(viii)  contracts or agreements entered into requiring the payment of consideration in excess of $25,000.00, or the modification, amendment or termination of any such existing contract or agreement;

(ix)  making of any capital expenditures in the aggregate in excess of $600,000 or the authorization of any capital expenditures not yet made in the aggregate in excess of $100,000;

(x)  waiver of any stock repurchase rights, acceleration, amendment or change in the period of exercisability of options or restricted stock, or the repricing of options granted under the Plan or authorization of cash payments in exchange for any options granted under any such plans;

(xi)  increase in, or agreement to increase, the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of the Company or any Subsidiary who are not officers of the Company, or the grant of any rights to severance or termination pay to, or the entering into of any employment, consulting, termination, indemnification or severance agreement with, any director, officer or other employee of the Company or any Subsidiary, or the establishment, adoption, entering into or amendment of any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee; provided, however, that the foregoing provisions of this subsection shall not apply to any amendments to employee benefits plans described in Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”) that may be required by law;

(xii)  action to make or change any material Tax (as defined in Section 3(v) below) or accounting election, change any annual accounting period, adopt or change any accounting method, file any amended Tax Return (as defined in Section 3(v) below), enter into any closing agreement, settle any Tax claim or assessment relating to the Company or any Subsidiary, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company or any Subsidiary, or take any other action or omit to take any action that would have the effect of increasing the Tax liability of the Company or any Subsidiary, Buyer or Parent;

(xiii)  action taken, other than as required by generally accepted accounting principles or by the SEC, with respect to accounting principles or procedures, including, without limitation, any revaluation of assets;

(xiv)  initiation or settlement of any Legal Proceeding (as defined in Section 3(q) below);

(xv)  acceleration (or grant of any right to acceleration, whether or not contingent), amendment or change in the period of exercisability or the vesting schedule of restricted stock or options granted under any option plan, employee stock plan or agreements or authorization of cash payments in exchange for any options granted under any of such plans, except as specifically required by the terms of such plans or any such agreements or any related agreements in effect as of the date of this Agreement and disclosed in the Disclosure Schedule;

(xvi)  action to cause, or failure to take any action to prevent, the accelerated vesting and exercisability of any options or Warrants;

(xvii)  (A) sale, assignment, lease, termination, abandonment, transfer, authorization to encumber or to otherwise dispose of or grant of any security interest in and to any item of the Company IP (as defined in Section 3(u) below), in whole or in part, (B) grant of any license with respect to any Company IP, other than license of Company software to customers of the Company or any Subsidiary to whom the Company or any Subsidiary licenses such Company software in the ordinary course of business, (C) development, creation or invention of any Company IP jointly with any third party, or (D) disclosure, or authorization for disclosure, of any confidential Company IP, unless such Company IP is subject to a confidentiality or non-disclosure covenant protecting against disclosure thereof; or

(xviii)  any authorization, agreement or commitment by the Company or any Subsidiary to do any of the things described in this Section 3(k).

(l)  No Undisclosed Events, Liabilities, Developments or Circumstances. Undisclosed Liabilities. Except for (i) liabilities that are fully reflected or reserved against on the Reference Balance Sheet and (ii) liabilities incurred in the ordinary course of business consistent with past practice that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the Reference Balance Sheet, neither the Company nor any Subsidiary has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due) that would be required to be reflected on, or reserved against, in a balance sheet of the Company, or in the notes thereto, prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principals that would be material to the business, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

(m)  Conduct of Business; Regulatory Permits.

(i)  Neither the Company nor any Subsidiaries are in violation of any term of or in default under its Certificate of Incorporation and the Bylaws. Neither the Company nor any Subsidiaries are in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries possess all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders issued by the appropriate regulatory authorities necessary to conduct its business as it is now being conducted (the “Permits”). All Permits are in full force and effect, and the Company has not received any notice of proceedings relating to the pending or proposed revocation or modification of any such Permit.

(ii)  Neither the Company nor any Subsidiary is in conflict in any material respect with, or in default or violation in any material respect of, (A) any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any material property or asset of the Company or any Subsidiary is bound or affected, (B) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any material property or asset of the Company or any Subsidiary is bound or affected or (C) any Permits, except for such conflicts, defaults or violations which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)  Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(o)  Capitalization.

(i)  The authorized capital stock of the Company as of the date hereof consists of the following:

(A)  800,000,000 shares of Common Stock, $0.0005 par value, of which 239,020,817 are issued and outstanding, 78,505,077 shares are reserved for issuance pursuant to the Plans, and 16,500,142 shares are reserved for issuance pursuant to securities (excluding the Convertible Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock, and a sufficient number of shares are reserved for issuance pursuant to the conversion of the Convertible Notes.

(B)  20,000,000 shares of Preferred Stock, $0.001 par value per share, of which 20,000 shares are designated Series X Preferred Stock, none of which is issued and outstanding, 15,000 shares are designated Series Y Preferred Stock, none of which is issued and outstanding, and 14,000 shares are designated Series Z Preferred Stock, none of which is issued and outstanding.

(ii)  All of such outstanding shares have been, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable and issued in accordance with all applicable law.

(iii)  Schedule 3(o)(iii) of the Disclosure Schedule accurately sets forth with respect to each option to purchase shares of the Company’s capital stock that is outstanding as of the date of this Agreement: (A) for those options with a per share exercise price of $0.05 or less, (1) the name of the holder of such option; (2) the number of shares of Common Stock that remain subject to such option; (3) the date on which such option was granted and the term of such option; (4) the exercise price per share of Common Stock purchasable under such option; and (B) for those options with a per share exercise price of more than $0.05, the number of shares of Common Stock that remain subject to such options at each per share exercise price of more than $0.05 per share. No option will by its terms require an adjustment in connection with the transactions contemplated herein. Neither the consummation of the transactions contemplated by this Agreement, nor any action taken or to be taken by Company in connection with such transactions, will result in (x) any acceleration of exercisability or vesting (including any right to acceleration of vesting that is contingent upon the occurrence of a subsequent event) in favor of any optionee under any option; (y) any additional benefits for any optionee under any option.

(iv)  Other than as set forth in Schedules 3(o)(iv) of the Disclosure Schedule, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any preferred stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue preferred stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any preferred stock of the Company.

(v)  Other than as set forth in Schedules 3(o)(iii), 3(o)(iv) and 3(o)(v) of the Disclosure Schedule, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock or equity interests of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional capital stock or equity interests of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock or equity interests of the Company.

(vi)  No adjustment, including, without limitation, any adjustment of exercise or strike price or any adjustment of the number of shares of Company capital stock issuable upon exercise or conversion, of any option, warrant, scrip, right, call, commitment, security, contract, understanding or arrangement listed on Schedules 3(o)(iii), 3(o)(iv) and 3(o)(v) of the Disclosure Schedule will occur in connection with the authorization, issuance or conversion of the Convertible Notes or any of the transactions contemplated herein.

(vii)  There are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act.

(viii)  There are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company.

(ix)  The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(x)  The Company has no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s business and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. None of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, and there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Company has furnished to the Buyer true, correct and complete copies of the Certificate of Incorporation and the Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(p)  Contracts. Neither the Company nor any Subsidiary is a party to or is bound by any:

(i)  employment, consulting, termination or severance agreement, contract or commitment with any officer, director or higher level employee, or member of the Board of Directors;

(ii)  agreement, contract or commitment containing any covenant materially limiting the right of the Company or any Subsidiary to engage in any line of business, acquire any property, distribute any product or provide any service (including geographic restrictions) or to compete with any person or granting any exclusive distribution rights;

(iii)  agreement, contract or commitment (A) relating to the disposition or acquisition by the Company or any Subsidiary after the date of this Agreement of a material amount of assets not in the ordinary course of business, (B) relating to the acquisition by the Company of any Subsidiary of any other entity, whether by means of merger, consolidation, purchase of assets or otherwise, or (C) pursuant to which the Company or any Subsidiary has any ownership interest in any corporation, partnership, joint venture or other business enterprise (other than the Subsidiaries) that is material to the Company’s business as currently conducted;

(iv)  joint venture, stockholder, partnership or other agreement relating to any equity ownership or profit interest;

(v)  distributor, reseller or dealer agreement;

(vi)  contract relating to any outstanding commitment for capital expenditures in excess of $25,000.00;

(vii)  indenture, mortgage, promissory note, loan agreement, credit agreement, security agreement, guarantee of borrowed money or other agreement or instrument relating to the borrowing of money or extension of credit in excess of $10,000.00;

(viii)  contract providing for an “earn-out” or other contingent payment by the Company or any Subsidiary involving more than $10,000.00 over the term of the contract;

(ix)  contract or agreement which is terminable upon or prohibits a change of ownership or control of the Company or any Subsidiary;

(x)  contract providing for the indemnification of any officer, director, employee or agent;

(xi)  contract providing for any obligation of the Company or any Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary or any other person; or

(xii)  any other agreement, contract, license or commitment that is material to the business of the Company and the Subsidiaries, taken as a whole, as currently conducted or proposed to be conducted.

Neither the Company nor any Subsidiary, nor to the Company’s knowledge any other party to a Company Contract (as defined below), is in breach or violation of or default under (nor does there exist any condition which with the passage of time or giving of notice or both would result in such a breach, violation or default), and neither the Company nor any Subsidiary has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which the Company or any Subsidiary is a party or by which it is bound that (A) are required to be disclosed in the Disclosure Schedule pursuant to clauses (i) through (xii) above, (B) are set forth in Schedule 3(u) of the Disclosure Schedule or (C) are required to be filed with any SEC Documents (any such agreement, contract or commitment, a “Company Contract”), in each case, in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate). Each Company Contract (x) is valid and binding in all material respects on the Company or Subsidiary and, to the knowledge of the Company, on the other parties thereto and is in full force and effect and (y) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without penalty or other consequence. The Company has delivered or made available to Buyer accurate and complete copies of all Company Contracts, including all amendments thereto.

(q)  Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before any court, public board, government agency, self-regulatory organization or body (a “Legal Proceeding”) pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary, except such that if adversely determined, individually or in the aggregate, would not, nor be reasonably expected to, have a Material Adverse Effect or that seeks to delay or prevent the transactions contemplated hereunder. None of the Company, the Subsidiaries, the directors and officers of the Company and the Subsidiaries in their capacity as such, nor any material property or asset of the Company or any Subsidiary is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any governmental entity, or any order, writ, judgment, injunction, decree, determination or award of any governmental entity or arbitrator. The Company does not have any plans to initiate any litigation, arbitration or other proceeding against any third party.

(r)  Insurance. The Company and all the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. Neither the Company nor any Subsidiary have been refused any insurance coverage sought or applied for and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, nor would be reasonably expected to, have a Material Adverse Effect. There is no material claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies. All premiums due and payable under all such policies have been paid and the Company is otherwise in compliance in all material respects with the terms of such policies. The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

(s)  Employee Benefit Plans; Labor Matters.

(i)  Schedule 3(s) of the Disclosure Schedule lists (A) all employee benefit plans (as defined in section 3(3) of the ERISA) and all bonus, stock option, stock purchase, stock appreciation right, restricted stock, phantom stock, incentive, deferred compensation, executive compensation, cafeteria benefit, dependent care, director or employee loan, fringe benefit, sabbatical, retiree medical or life insurance, disability, supplemental retirement, employment, severance, termination pay or other benefit plans, programs or arrangements, including (without limitation) any arrangements that contain change of control or vesting acceleration provisions, to which the Company or any Subsidiary is a party, with respect to which the Company or any Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or any Subsidiary for the benefit of any current or former employee, officer or director of the Company or any Subsidiary, (B) each employee benefit plan for which the Company or any Subsidiary could incur liability under section 4069 of ERISA in the event such plan has been or were to be terminated, (C) any plan in respect of which the Company or any Subsidiary could incur liability under section 4212(c) of ERISA, and (iv) any contracts, arrangements or understandings between the Company or any Subsidiary and any employee or former employee of the Company or any Subsidiary including, without limitation, any contracts, arrangements or understandings relating to a sale of the Company (collectively, the “Company Benefit Plans”).

(ii)  Each Company Benefit Plan is in writing and the Company has furnished Buyer with a true and complete copy of each Company Benefit Plan and a true and complete copy of each material document, if any, prepared in connection with each such Company Benefit Plan, including, without limitation, (A) a copy of each trust or other funding arrangement, (B) each summary plan description and summary of material modifications, (C) the three most recent annual reports (Form 5500 series and all schedules and financial statements attached thereto), if any, required under ERISA or the United States Internal Revenue Code of 1986, as amended (the “Code”)in connection with each Company Benefit Plan, (D) the most recently received IRS determination letter for each such Company Benefit Plan, (E) the actuarial report and financial statement in connection with each such Company Benefit Plan for the three most recent plan years, and (F) any correspondence with the IRS or the Department of Labor with respect to each such Company Benefit Plan, and (F) each form of notice of grant or stock option agreement used to document Company Stock Options. Neither the Company nor any Subsidiary has express or implied commitment, whether legally enforceable or not, (x) to create, incur liability with respect to, or cause to exist, any other employee benefit plan, program or arrangement, (y) to enter into any contract or agreement to provide compensation or benefits to any individual, or (z) to modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

(iii)  Neither the Company, any Subsidiary nor any ERISA Affiliate has ever maintained or contributed to or had an obligation to contribute to any pension plan that is subject to Title IV of ERISA or Section 412 of the Code.

(iv)  None of the Company Benefit Plans provides for the payment of separation, severance, termination or similar-type benefits to any person or obligates the Company or any Subsidiary to pay separation, severance, termination or similar-type benefits solely or partially as a result of any transaction contemplated by this Agreement or as a result of a “change in ownership or control,” within the meaning of such term under section 280G of the Code. No amounts payable under the Company Benefit Plans solely as a result of the consummation of the transactions contemplated by this Agreement will fail to be deductible for federal income tax purposes by virtue of section 280G of the Code. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, either alone or together with another event, will (A) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, forgiveness of indebtedness or otherwise) becoming due under any Company Benefit Plan, (B) materially increase any benefits otherwise payable under any Company Benefit Plan or other arrangement, (C) result in the acceleration of the time of payment, vesting or funding of any benefits including, but not limited to, the acceleration of the vesting and exercisability of any Company Stock Options, or (D) affect in any material respects any Company Benefit Plan’s current treatment under any Laws including any tax or social contribution law. No Company Benefit Plan provides or reflects or represents any liability to provide retiree health to any person for any reason, except as may be required by COBRA or other applicable statute, and neither the Company nor any Subsidiary has represented, promised or contracted (whether in oral or written form) to any employee (either individually or to employees as a group) or any other person that such employee(s) or other person would be provided with retiree health, except to the extent required by statute.

(v)  Each Company Benefit Plan is now and always has been operated in accordance in all material respects with its terms and the requirements of all applicable Laws, regulations and rules promulgated thereunder including, without limitation, ERISA, COBRA, the Family Medical Leave Act of 1993, as amended (“FMLA”) and the Code. The Company and each Subsidiary has performed in all material respects all obligations required to be performed by it under, is not in any respect in default under or in violation of, and has no knowledge of any default or violation by any party to, any Company Benefit Plan. No action, claim or proceeding is pending or, to the knowledge of the Company, threatened with respect to any Company Benefit Plan (other than claims for benefits in the ordinary course) and no fact or event exists that could give rise to any such action, claim or proceeding. Neither the Company nor any person that is a member of the same controlled group as the Company or under common control with the Company within the meaning of section 414 of the Code (each, an “ERISA Affiliate”) is subject to any penalty or tax with respect to any Company Benefit Plan under section 402(i) of ERISA or sections 4975 through 4980 of the Code. Each Company Benefit Plan can be amended, terminated or otherwise discontinued as of or after the Effective Time, without material liability to the Buyer, Parent, Company or any of its ERISA Affiliates (other than ordinary administration expenses).

(vi)  Each Company Benefit Plan intended to qualify under section 401(a) or section 401(k) of the Code and each trust intended to qualify under section 501(a) of the Code has either received a favorable determination, opinion, notification or advisory letter from the IRS with respect to each such Company Benefit Plan as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, and no fact or event has occurred since the date of such determination letter or letters from the IRS to adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust, or has remaining a period of time under applicable

Treasury regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Benefit Plan.

(vii)  To the Company’s knowledge, all contributions, premiums or payments required to be made or accrued with respect to any Company Benefit Plan have been made on or before their due dates. All such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any governmental entity and no fact or event exists which could give rise to any such challenge or disallowance.

(viii)  Except as set forth in Schedule 3(s) of the Disclosure Schedule, (A) neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any Subsidiary or in the Company’s or any Subsidiary’s business, and currently there are no organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could affect the Company or any Subsidiary; (B) there are no controversies, strikes, slowdowns or work stoppages pending or, to the best knowledge of the Company after reasonable due inquiry, threatened between the Company or any Subsidiary and any of its employees, and neither the Company nor any Subsidiary has experienced any such controversy, strike, slowdown or work stoppage within the past three years; (C) neither the Company nor any Subsidiary has breached or otherwise failed to comply with the provisions of any collective bargaining or union contract and there are no grievances outstanding against the Company or any Subsidiary under any such agreement or; (D) there are no unfair labor practice complaints pending against the Company or any Subsidiary before the National Labor Relations Board or any other governmental entity or any current union representation questions involving employees of the Company or any Subsidiary; (E) the Company and each Subsidiary is currently in compliance in all material respects with all applicable Laws relating to the employment of labor, including, without limitation, those related to wages, hours, worker classification, collective bargaining and the payment and withholding of Taxes and other sums as required by the appropriate governmental entity and has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all material amounts required to be withheld from employees of the Company or any Subsidiary and is not liable for any arrears of wages, Taxes, penalties or other sums for failure to comply in all material respects with any of the foregoing; (F) the Company and each Subsidiary has paid in full to all employees or adequately accrued for in accordance with generally accepted accounting principles consistently applied all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees; (G) there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or threatened before any governmental entity with respect to any persons currently or formerly employed by the Company or any Subsidiary; (H) neither the Company nor any Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any governmental entity relating to employees or employment practices; (I) there is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or threatened with respect to the Company or any Subsidiary; and (J) there is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or threatened before the United States Equal Employment Opportunity Commission, or any other governmental entity with respect to the Company or any Subsidiary.

(ix)  Schedule 3(s) of the Disclosure Schedule accurately sets forth the name and title of each employee of the Company with the title of Vice President or higher.

(t)  Title. The Company and the Subsidiaries do not own any real property and have good and marketable title to all personal property owned by it which is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made of such property by the Company. Any real property and facilities held under lease by the Company and the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company. Schedule 3(t) of the Disclosure Schedule lists all real property leases to which the Company or any Subsidiary is a party and each amendment thereto, and with respect to each such lease, the aggregate monthly rent payable thereunder and the expiration date thereof. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a material claim. Neither the Company nor any of the Subsidiaries have subleased or otherwise granted rights of use or occupancy of any of the premises subject to such leases to any other persons. Other than leaseholds created under the real property leases identified in Schedule 3(t) of the Disclosure Schedule, the Company and the Subsidiaries have no leasehold interest in any real property.

(u)  Intellectual Property Rights. Each of the Company and the Subsidiaries have sufficient title and ownership of or exclusive licenses to all patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, information, proprietary rights and processes necessary for their respective businesses as now conducted and as proposed to be conducted (collectively, the “Company IP”) without, to the knowledge of the Company and the each Subsidiary solely with respect to patents, any violation or infringement of, or other conflict with, the rights of others. The Disclosure Schedule contains a complete list of trademarks, service marks and domain names of, or exclusively licensed to, the Company or the Subsidiaries. There are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership of interests of any kind relating to anything referred to above in this Section 3(u) that is to any extent owned by or exclusively licensed to the Company or the Subsidiaries, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, domain names, copyrights, trade secrets, licenses, information, proprietary rights and/or processes of any other person or entity, except, in either case, for standard end-user, object code, internal-use software license and support/maintenance agreements. Neither the Company nor the Subsidiaries have received any communications alleging that the Company or any Subsidiary has violated or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity and the Company is not aware of any potential basis for such an allegation or of any reason to believe that such an allegation may be forthcoming. The Company is not aware that any of its or the Subsidiaries’ employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or any Subsidiary or that would conflict with the Company’s or Subsidiaries’ respective businesses as presently conducted or as proposed to be conducted. Neither the execution nor delivery of Transaction Documents, nor the carrying on of the Company’s or Subsidiaries’ respective businesses by the employees of the Company and the Subsidiaries, nor the conduct of the Company’s and Subsidiaries’ business as proposed, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Neither the Company nor any of the Subsidiaries believe (after reasonable investigation) it is or will be necessary to utilize any inventions of any of its or any Subsidiaries’ respective employees made prior to or outside the scope of their employment by the Company or the Subsidiary, as the case may be.

(v)  Taxes.

(i)  All Tax (as defined below) returns, statements, reports, declarations and other forms and documents (including without limitation estimated Tax returns and reports and material information returns and reports) required to be filed with any Tax Authority (as defined below) with respect to any Taxable (as defined below) period ending on or before the Closing, by or on behalf of the Company or any Subsidiary (collectively, “Tax Returns” and individually, a “Tax Return”), where the Company has material business activity, have been or will be completed and filed when due (including any extensions of such due date). Except to the extent that a reserve for Taxes has been established on the Reference Balance Sheet, all such Returns are true, complete and correct in all material respects and were prepared in substantial compliance with all applicable laws. Subject to extensions, the Company has paid all Taxes due and owing on such Returns for all periods through December 31, 2005, or will have paid such Taxes when due, except to the extent reserves for Taxes have been established on the Reference Balance Sheet. The Financial Statements (A) fully accrue all actual and contingent material liabilities for Taxes (as defined below) with respect to all periods through December 31, 2005, and (B) properly accrues in accordance with generally accepted accounting principles all material liabilities for Taxes payable after December 31, 2005, with respect to all transactions and events occurring on or prior to such date. To the Company’s knowledge, the Company will not, as a result of the transactions contemplated herein, become liable for any material Tax not adequately reserved against on the Financial Statements. All information set forth in the notes to the Financial Statements relating to Tax matters is true, complete and accurate in all material respects when made for the periods covered. The Company has not incurred any material Tax liability since December 31, 2005 other than in the ordinary course of business and the Company has made adequate provisions for all material Taxes since that date in accordance with generally accepted accounting principles on at least a quarterly basis.

(ii)  The Company and the Subsidiaries have withheld and paid to the applicable financial institution or Tax Authority all material amounts required to be withheld. To the best knowledge of the Company, no Tax Returns filed with respect to Taxable years through the Taxable year ended December 31, 2005 in the case of the United States, have been examined and closed. The Company (or any member of any affiliated or combined group of which the Company has been a member) has not granted any extension or waiver of the limitation period applicable to any Tax Returns that is still in effect and there is no material claim, audit, action, suit, proceeding, or (to the knowledge of the Company) investigation now pending, threatened or expected against or with respect to the Company in respect of any Tax or assessment. No notice of any material deficiency or similar document of any Tax Authority has been received by the Company, and, to the knowledge of the Company, there are no liabilities for Taxes (including liabilities for interest, additions to Tax and penalties thereon and related expenses) with respect to the issues that have been raised (and are currently pending) by any Tax Authority that could, if determined adversely to the Company, materially and adversely affect the liability of the Company for Taxes. No material claim has ever been made by a governmental entity in a jurisdiction where Company does not file Tax Returns that Company is or may be subject to material taxation by that jurisdiction. There are no liens for material Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company. All material elections with respect to the Company’s Taxes made during the fiscal years ending December 31, 2003 and 2004 are reflected on the Company’s Tax Returns for such periods, copies of which have been provided or made available to Buyer. After the date of this Agreement, no material election with respect to Taxes will be made without the prior written consent of Buyer and Parent, which consent will not be unreasonably conditioned, withheld or delayed. The Company has previously provided or made available to Buyer true and correct copies of all income, franchise, and sales Tax Returns, and, as reasonably requested by Buyer, prior to or following the date hereof, presently existing information statements and reports.

(iii)  The Company is not, and has not been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(iv)  There is no agreement, contract or arrangement to which the Company is a party that could, individually or collectively, result in the payment of any amount that would not be deductible by reason of Sections 280G (as determined without regard to Section 280G(b)(4)), 162 (other than 162(a)) or 404 of the Code. Company is not a party to any contract and/or has not granted any compensation, equity or award that could be deemed deferred compensation subject to the additional 20% tax under Section 409A of the Code, and neither Company nor any of its ERISA Affiliates has any liability or obligation to make any payments or to issue any equity award or bonus that could be deemed deferred compensation subject to the additional 20% tax under Section 409A of the Code.

(v)  The Company is not party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for Federal income tax purposes. Company does not own any interest in any entity that is characterized as a partnership for federal income Tax purposes.

(vi)  Schedule 3(v)(vi) of the Disclosure Schedule sets forth a complete and accurate list of all material agreements, rulings, settlements or other Tax documents relating to Tax incentives between Company and any governmental entity.

(vii)  For purposes of this Agreement, the following terms have the following meanings: “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, without limitation, (A) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental entity responsible for the imposition of any such tax (domestic or foreign) (a “Tax Authority”), (B) any liability for the payment of any amounts of the type described in (A) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period or as the result of being a transferee or successor thereof and (C) any liability for the payment of any amounts of the type described in (A) or (B) as a result of any express or implied obligation to indemnify any other person. As used in this Section 3.15, the term “Company” means the Company and any entity included in, or required under generally accepted accounting principles to be included in, any of the Audited Financial Statements or the Interim Financial Statements.

(w)  Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of Financial Statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Since January 1, 2005, neither the Company (including any employee thereof) nor, to the Company’s knowledge, the Company’s independent auditors, has identified or been made aware of (x) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company, (y) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of Financial Statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

(x)  Brokers; Costs. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated herein based upon arrangements made by or on behalf of the Company. The Company has delivered to Buyer true and complete copies of all agreements under which any such fees or expenses are payable and all indemnification and other agreements related to the engagement of the persons to whom such fees are payable. The fees and expenses of any broker or financial advisor retained by the Company in connection with this Agreement and the transactions contemplated hereby incurred or to be incurred by the Company will not exceed the fees and expenses payable under the investment banking engagement letter set forth in Schedule 3(x) of the Disclosure Schedule, a copy of which has been provided to Buyer, and the fees and expenses of any accountant, legal counsel or other person retained by the Company (other than brokers and financial advisors) in connection with this Agreement and the transactions contemplated hereby incurred by the Company as of the date of this Agreement have not exceeded the fees and expenses set forth in Schedule 3(x) of the Disclosure Schedule.

(y)  Ranking of Notes. Except for indebtedness set forth on Schedule 3(y) (collectively, the “Current Indebtedness”), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise. For purposes of this Agreement: (i) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations (other than trade payables entered into in the ordinary course of business) issued, undertaken or assumed as the deferred purchase price of property or services including, without limitation, “capital leases” in accordance with U.S. generally accepted accounting principals, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (ii) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(z)  Disclosure. All disclosure provided to the Buyer regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

4.  COVENANTS.

(a)  Efforts to Satisfy Conditions. Upon the terms and subject to the conditions hereof, each party shall use its commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement, (ii) obtain from any governmental entity or any other person all consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Buyer or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, and (iii) make all necessary filings, and thereafter make any other required submission, with respect to this Agreement and the transactions contemplated by this Agreement required under applicable law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

(b)  Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the date on which such action must be taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)  Financial Information. Unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, the Company agrees to send the following to the Buyer and Parent: (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) within 24 hours of the release thereof, facsimile or electronic copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(d)  Disclosure of Transactions and Other Material Information.

(i)  On or before the fourth business day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of each of the Notes and the Security Documents) as exhibits to such filing (including all attachments, the “8-K Filing”). Subject to the foregoing, neither the Company, the Subsidiaries nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer and Parent, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the 8-K Filing and contemporaneously therewith and (B) as is required by applicable law and regulations (provided that in the case of clause (A) the Buyer and Parent shall be consulted by the Company in connection with and given an opportunity to review and comment on any such press release or other public disclosure prior to its release). Prior to the Merger, and notwithstanding the foregoing, the Company and each Subsidiary shall not publicly disclose the relationship of the Buyer or Parent to the Company, or include the name of the Buyer or Parent in any filing with the SEC or any regulatory agency, without the prior written consent of the Buyer and Parent, except (x) for disclosure thereof in the 8-K Filing or (y) as required by law, regulation or any order of any court or other governmental agency, in which case the Company shall provide the Buyer and Parent with prior notice of such disclosure.

(ii)  As promptly as practicable after the date hereof, Company shall prepare proxy materials (the “Proxy Statement”) relating to the approval of the Charter Amendment by the stockholders of the Company and, as promptly as practicable, the Company shall file with the SEC the Proxy Statement and, to the extent required, a Schedule 13E-3, each of which comply in form with applicable SEC requirements and shall use all reasonable efforts to respond to SEC comments regarding such filings and obtain SEC approval to mail the Proxy Statement to the stockholders of the Company. The Proxy Statement shall include a statement that the Board of Directors of the Company has declared the advisability of the Charter Amendment, provided that the Board of Directors may withdraw such statement regarding the advisability of the Charter Amendment if it determines in good faith that failure to do so would be inconsistent with its fiduciary obligations under applicable law; provided, further, however, that such withdrawal shall not affect the Company’s obligations to prepare and mail the Proxy Statement and to call and hold the Stockholder Meeting (as defined below).

(iii)  Company shall promptly after the date hereof take all actions necessary to call a meeting of its stockholders to be held for the purpose of voting upon the Charter Amendment (the “Stockholder Meeting”) and to hold such Stockholder Meeting; provided, however, that, without the prior written consent of the Buyer, the record date for the Stockholder Meeting (the “Record Date”) shall not be set earlier than two (2) business days following nor later than five (5) business days following the date on which the conditions to the conversion of the Convertible Note in the form attached hereto as Exhibit B-3 into Company Common Stock have been satisfied, nor shall the Record Date be set earlier than two (2) business days following the Company’s notice to Buyer of the date of the Record Date.

(e)  Conduct of Business. The Company agrees that, between the date of this Agreement and the Closing Date, except as set forth in Schedule 4(e) of the Disclosure Schedule or as specifically contemplated by any other provision of this Agreement, unless Buyer shall otherwise consent in writing:

(i)  the businesses of the Company and the Subsidiaries shall be conducted only in, and the Company and the Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and

(ii)  the Company shall use its reasonable best efforts to preserve substantially intact the business organization of the Company and the Subsidiaries, to keep available the services of the current officers, employees and consultants of the Company and the Subsidiaries and to preserve the current relationships of the Company and the Subsidiaries with customers, suppliers, licensors, licensees, alliance partners and other persons with which the Company or any Subsidiary has business relations.

(iii)  By way of amplification and not limitation, except as contemplated by this Agreement or as set forth in Schedule 4(e) of the Disclosure Schedule, the Company shall not, and shall not permit any Subsidiary to, between the date of this Agreement and the Closing Date, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Buyer:

(A)  issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of capital stock of any class or any securities convertible into, or any right, warrants, calls, subscriptions or options to acquire, any such shares or convertible securities, or any other ownership interest other than (1) the issuance of shares of Common Stock upon the exercise of options outstanding on the date of this Agreement under the Plans, (2) the issuance of shares of Common Stock upon the exercise of warrants outstanding on the date of this Agreement and (3) the issuance of Common Stock upon the conversion of that certain Secured Convertible Minimum Borrowing Note issued to Laurus in the principal amount of $4,250,000 and that certain Secured Revolving Note issued to Laurus in the principal amount of $750,000;

(B)  take any of the actions described in clause (i) or clauses (iii) through (xvii) of Section 3(k) hereof;

(C)  take any action (or fail to take any action) to cause the Company’s representations and warranties set forth in Section 3 to be untrue in any material respect; or

(D)  agree in writing or otherwise to take any of the actions described in Section 4(e)(iii)(A) through (C) above.

(f)  Integration. None of the Company, its affiliates and any Person acting on their behalf will take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

(g)  No Solicitation of Transactions.

(i)  The Company will not solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be expected to lead to, any

Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of the Company, or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company, to take any such action; provided, however, that nothing contained in this Section 4(g)(i) shall prohibit the Company or its advisors, upon express direction of the Board of Directors, from furnishing information to, or entering into discussions or negotiations with, any person or entity that makes an unsolicited proposal to acquire the Company pursuant to a merger, consolidation, share exchange, business combination, purchase all or substantially all of the Company’s assets, tender or exchange offer or other similar transaction, if, the Board of Directors determines in good faith, after consultation with the Company’s financial advisor, that such proposal provides or is reasonably likely to provide greater value to and is in the better interests of the stakeholders of the Company than as contemplated by the transactions hereunder (a “Superior Proposal”). The Company will notify the Buyer after receipt by the Company (or any of its officers, directors, employees, agents, advisors or other representatives) of any proposal for, or inquiry respecting, any Competing Transaction, or any request for nonpublic information in connection with such proposal or inquiry or for access to the properties, books or records of the Company by any person that informs or has informed the Company that it is considering making or has made such a proposal or inquiry. Such notice to the Buyer shall indicate in reasonable detail the identity of the person making such proposal or inquiry and the terms and conditions of such proposal or inquiry. The Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Competing Transaction. The Company agrees not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party.

(ii)  “Competing Transaction” means any of the following involving the Company (other than the transactions contemplated by this Agreement): (A) a merger, consolidation, share exchange, business combination or other similar transaction; (B) any sale, lease, exchange, transfer or other disposition of a material portion of the assets or debt or equity securities of such party; and (C) a tender offer or exchange offer for a majority of the outstanding voting securities of such party.

(h)  Future Events. Buyer and the Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Buyer and Parent, of any failure or inability of Buyer or Parent on the one hand or the Company on the other hand, as the case may be, to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder on or before the Closing Date; provided, however, that the delivery of any notice pursuant to this Section 4(h) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. The parties hereto acknowledge that reliance shall not be an element of any claim or cause of action by any party hereto for misrepresentation or breach of a representation, warranty or covenant under this Agreement.

(i)  Threatened Actions. From the date of this Agreement until the earlier of the Closing or the termination of this Agreement, the Company shall promptly notify the Buyer in writing of any pending or, to the knowledge of the Company, threatened action, proceeding or investigation by any governmental entity or any other Person (i) challenging or seeking material damages in connection with this Agreement or the transactions contemplated hereunder or (ii) seeking to restrain or prohibit the consummation of the transactions contemplated hereunder.

(j)  Access to Information. Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which the Company or any of its Subsidiaries is a party or pursuant to applicable Law, from the date of this Agreement to the Closing Date, the Company shall (and shall cause its Subsidiaries to): (i) provide to the Buyer and Parent (and their respective officers, directors, employees, subsidiaries, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives, collectively, “Representatives”) access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of it and its Subsidiaries and to the books and records thereof and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of it and its Subsidiaries as the Buyer or the Parent or their Representatives may reasonably request.

(k)  Use of Proceeds. The proceeds from the sale of the Notes will be used by the Company for general working capital and to repay current outstanding debt held by DunKnight Telecom Partners LLC and its affiliates.

(l)  Parent Obligations. The Parent agrees that it shall cause the Buyer to fulfill the Buyer’s obligations under this Agreement.

(m)  Board Composition. The Company covenants and agrees that beginning upon the Record Date and for so long as any of the Notes are outstanding, that the Board of Directors will neither fill nor nominate directors to fill either of the New Director Positions (as defined below in Section 6(a)(xx)), except as provided in this Section 4(m). Following the date that the Buyer holds more than 50% of the outstanding voting stock of the Company and upon the request of Buyer to the Company, the Board of Directors of the Company will appoint persons designated by Buyer to fill the New Director Positions. The Buyer covenants and agrees that should it cease to hold more than 50% of the outstanding voting stock of the Company that it will no longer have the right to designate persons to fill the New Director Positions and it will then use commercially reasonable efforts to cause its designees that have been appointed to the New Director Positions to resign from the Board of Directors of the Company.

5.  CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)  The obligation of the Company hereunder to issue and sell the Notes to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof; provided, however, that other than subsection 5(a)(ii), the provisions of this Section 5 need not be fulfilled for any closing of sales of Subsequent Closing Notes pursuant to Section 1(c):

(i)  The Buyer and the Parent shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)  The Buyer or the Parent shall have delivered to the Company the Purchase Price for the Notes being purchased by the Buyer or the Parent at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)  The representations and warranties of Buyer and Parent shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Buyer and Parent shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer and Parent at or prior to the Closing Date. The Company shall have received a certificate, executed by the Chief Executive Officer of the Buyer, dated as of the Closing Date, to the foregoing effect in a form reasonably acceptable to the Company.

(iv)  The Buyer shall have delivered to the Company a certificate, executed by the Secretary of the Buyer and dated as of the Closing Date, as to (A) the resolutions adopted by the Board of Directors of the Buyer approving this Agreement and the transactions contemplated hereunder, (B) the Certificate of Incorporation and (C) the Bylaws, as in effect at the Closing, in a form reasonably acceptable to the Company.

(v)  No governmental entity or court of competent jurisdiction shall have enacted, threatened, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, injunction, executive order or award, whether temporary, preliminary or permanent (an “Order”), that is then in effect, pending or threatened and has, or would have, the effect of making the transactions contemplated by the Transaction Documents illegal or otherwise prohibiting consummation of such transactions.

6.  CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE AND TO RELEASE OF PURCHASE PRICE.

(a)  Closing Date. The obligation of the Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof; provided, however, that, other than subsection 6(a)(ii), the provisions of this Section 6 need not be fulfilled for any closing of sales of Subsequent Closing Notes pursuant to Section 1(c):

(i)  The Company shall have executed and delivered to the Buyer and the Parent each of the Transaction Documents to which it is a party.

(ii)  The Company shall have executed and delivered to the Buyer the Notes being purchased by the Buyer at the Closing pursuant to this Agreement.

(iii)  The Buyer and Parent shall have received the opinion of Edwards Angell Palmer & Dodge LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit F attached hereto.

(iv)  The Company shall have delivered to Buyer and Parent (A) a certificate evidencing the formation and good standing of the Company and each Subsidiary in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within five (5) days of the Closing Date and (B) a facsimile or other acceptable method of confirmation from such Secretary of State (or comparable office) as of the Closing Date as to the continued good standing of such entity.

(v)  The Company shall have delivered to Buyer and Parent a certificate evidencing the Company’s and each Subsidiary’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) in each of California, Connecticut, Illinois, Maryland, New Jersey, New York, Pennsylvania, the Commonwealth of Massachusetts, the Commonwealth of Virginia and the District of Columbia, in each case as applicable, as of a date within five (5) days of the Closing Date.

(vi)  The Company shall have delivered to the Buyer and Parent a certified copy of its Certificate of Incorporation, as certified by the Secretary of State of Delaware within five (5) days of the Closing Date.

(vii)  The Company shall have delivered to the Buyer and Parent a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions adopted by the Board of Directors approving this Agreement and the transactions contemplated hereunder in a form reasonably acceptable to the Buyer, (B) the Certificate of Incorporation and (C) the Bylaws, as in effect at the Closing, in a form reasonably acceptable to the Buyer.

(viii)  The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date; provided, however, the Company shall have performed, satisfied and complied in all respects with the covenants set forth in subsection 4(e)(iii)(A) and subsections (b), (c), (d), (e), (k), (l) and (m) of Section 4 of the Security Agreement. The Buyer and Parent shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer or Parent in a form reasonably acceptable to the Buyer.

(ix)  No Material Adverse Effect shall have occurred since the date of this Agreement.

(x)  The Company shall have delivered to the Buyer and Parent a letter from the Company’s Common Stock transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

(xi)  The Company shall have delivered to the Buyer and Parent the following agreements executed by Laurus: (A) an agreement, in a form acceptable to Buyer, in which Laurus (1) consents to the transactions contemplated by this Agreement; (2) waives any anti-dilution adjustments arising from such transactions, and (3) agrees not to exercise any registration rights for so long as any of the Notes are outstanding; and (B)  a Voting Agreement in the form attached hereto as Exhibit G (the “Voting Agreement”) pursuant to which Laurus agrees to vote all shares of the Company’s capital stock held by it in favor of the Charter Amendment.

(xii)  The Company shall have delivered to the Buyer and Parent the following agreements executed by each of DunKnight Telecom Partners, LLC and Knight Vision Foundation (collectively, the “DunKnight Parties”): (A) an agreement, in a form acceptable to Buyer, in which the DunKnight Parties (1) agree to the pay-off of the Company’s indebtedness to them and consent to the transactions contemplated by this Agreement; and (2) agree not to exercise any registration rights for so long as any of the Notes are outstanding; and (B)  a Voting Agreement pursuant to which the DunKnight Parties agree to vote all shares of the Company’s capital stock held by them in favor of the Charter Amendment.

(xiii)  Within six (6) Business Days prior to the Closing, the Company shall have delivered or caused to be delivered to Buyer and Parent certified copies of UCC financing statement search results listing any and all effective financing statements filed within five (5) years prior to such date in Delaware that name the Company as a debtor to perfect an interest in any of the assets thereof, together with copies of such financing statements, none of which financing statements, except for any financing statements filed with respect to the Senior Indebtedness and as otherwise agreed to in writing by the Buyer, shall cover any of the “Collateral” (as defined in the Security Agreement), and the results of searches for any effective tax liens and judgment liens filed against any such Person or its property in each of California, Connecticut, Illinois, Maryland, New Jersey, New York, Pennsylvania, the Commonwealth of Massachusetts, the Commonwealth of Virginia and the District of Columbia, which results, except as otherwise agreed to in writing by the Buyer, shall not show any such effective tax liens and judgment liens.

(xiv)  The Certificate of Amendment of the Company’s Certificate of Incorporation (the “Charter Amendment”), in the form reasonably acceptable to Buyer and Parent, increasing the number of authorized shares of the Company’s Common Stock and decreasing the par value of the Common Stock to $0.0001 in order to permit the conversion of the Convertible Note in the form attached hereto as Exhibit B-4, shall have been approved by the Board of Directors and declared advisable to the stockholders of the Company.

(xv)  The Company shall have delivered to the Buyer, to be held until the receipt of the requisite stockholder approval, an undated Charter Amendment duly executed by the Company’s Chief Executive Officer that provides for an increase in the authorized number of shares of Common Stock to a number of shares sufficient for the issuance of Common Stock issuable upon the conversion of all of the Convertible Notes.

(xvi)  No governmental entity or court of competent jurisdiction shall have enacted, threatened, issued, promulgated, enforced or entered any Order that is then in effect, pending or threatened and has, or would have, the effect of making the transactions contemplated by the Transaction Documents illegal or otherwise prohibiting consummation of such transactions.

(xvii)  Actions shall have been taken so that, effective at Closing, the Board of Directors shall consist of the following five (5) persons: David F. Struwas, two (2) individuals designated by the Buyer, Robert B. Hartnett, Jr. and Paul J. Keeler.

(xviii)  Each individual set forth on Schedule 6(a)(xviii) shall (A) remain employed by the Company and (B) shall have entered into an employment agreement with the Company providing for supplemental retention compensation and severance protection, each in a form acceptable to the Buyer and which agreement shall remain in full force and effect and shall not have been anticipatorily breached or repudiated by such individual.

(xix)  The Company shall have delivered to Buyer a duly executed and properly completed Perfection Certificate in substantially the form attached hereto as Exhibit H.

(xx)  The Board of Directors of the Company shall have taken appropriate action so that the authorized size of the Board of Directors, which as of the Closing shall be five (5) members, shall be increased to seven (7) members upon the Record Date. The two (2) director positions created on the Board of Directors by such increase as of the Record Date are referred to herein as the “New Director Positions”.

7.  TERMINATION.

(a)  Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing Date, as follows:

(i)  by mutual written consent duly authorized by the Boards of Directors of each of Buyer, Parent and the Company;

(ii)  by Buyer if (A) the Board of Directors withholds, withdraws, amends, modifies or changes its unanimous recommendation of the adoption of the Transaction Documents or the approval of the transactions contemplated hereunder in a manner adverse to Buyer or shall have resolved to do so, (B) the Board of Directors shall have recommended to the stockholders of the Company a Competing Transaction or shall have resolved to do so or shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Competing Transaction, (C) the Board of Directors fails to reject a Competing Transaction within 10 days following receipt by the Company of the proposal for such Competing Transaction, or (D) the Company shall have breached its obligations under Section 4(g);

(iii)  by the Company, by action of its Board of Directors, if pursuant to and in compliance with Section 4(g) the Board of Directors has determined that it has received a Superior Proposal, provided that such termination by the Company shall not become effective until the Company has paid the Termination Fee in accordance with Section 7(c)(i);

(iv)  by Buyer upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions set forth in Section 6(a)(vii) would not be satisfied (“Terminating Company Breach”); provided, however, that if such Terminating Company Breach is curable by the Company within 15 days of the occurrence of such Terminating Company Breach through the exercise of its best efforts and for as long as the Company continues to exercise such best efforts, Buyer may not terminate this Agreement under this Section 7(a)(iv) until the expiration of such 15-day period;

(v)  by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement such that the conditions set forth in Section 5(a)(iii) would not be satisfied (“Terminating Buyer Breach”); provided, however, that if such Terminating Buyer Breach is curable by Buyer and within 15 days of the occurrence of such Terminating Buyer Breach through the exercise of their respective best efforts and for as long as Buyer continue to exercise such best efforts, the Company may not terminate this Agreement under this Section 7(a)(v) until the expiration of such 15-day period;

(vi)  by either the Buyer or Company in the event that the Closing shall not have occurred on or before October 31, 2006; provided, however, that the right to terminate this Agreement under this Section 7(a)(vi) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before October 31, 2006; or

(vii)  by Buyer if there shall be any Order which is final and nonappealable preventing the consummation of any of the transactions contemplated hereunder.

(b)  Effect of Termination. In the event of termination of this Agreement pursuant to Section 7(a), this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of the Buyer, the Parent or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease; provided, however, that (i) this Section 7(b) shall remain in full force and effect and survive any termination of this Agreement and (ii) nothing herein shall relieve any party from liability for the willful breach of any of its representations or warranties or the breach of any of its covenants or agreements set forth in this Agreement.

(c)  Termination Fee.

(i)  The Company agrees that the Company shall pay to Buyer an amount equal to the sum of $500,000.00 (the “Termination Fee”) and all of Buyer’s Expenses (as defined below) up to $250,000.00:

(A)  if Buyer shall terminate this Agreement pursuant to Section 7(a)(ii); or

(B)  if the Company shall terminate this Agreement pursuant to Section 7(a)(iii).

(ii)  The Company agrees that the Company shall pay to Buyer all of Buyer’s Expenses (as defined below) up to $250,000.00 if Buyer shall terminate this Agreement pursuant to Section 7(a)(iv) hereof.

(d)  Except as otherwise required by Section 7, any payment required to be made pursuant to Section 7(c) shall be made to Buyer not later than two business days after delivery to the Company of notice of demand for payment and an itemization setting forth in reasonable detail all Expenses (as defined below) of Buyer (which itemization may be supplemented and updated from time to time by Buyer until the 60th day after Buyer delivers such notice of demand for payment), and shall be made by wire transfer of immediately available funds to an account designated by Buyer. Payment of the Termination Fee and Expenses described in Section 7(c) shall not be in lieu of damages incurred in the event of willful breach of the representations and warranties set forth in this Agreement or the willful breach of any of the covenants or agreements set forth in this Agreement. “Expenses” as used in this Agreement shall include all reasonable out of pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all other matters related to the closing of the transactions contemplated hereunder. In the event that the Company shall fail to pay the Termination Fee or the Expenses when due, the term “Expenses” shall be deemed to include the costs and expenses actually incurred or accrued by Buyer (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 7(d), together with interest on such Termination Fee and unpaid Expenses, commencing on the date that such Termination Fee and Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in The City of New York, as such bank’s Prime Rate plus 1.00%.

8.  MISCELLANEOUS.

(a)  Governing Law; Jurisdiction; Jury Trial. This Agreement (and any claim or controversy arising out of or relating to this Agreement) shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. In any action between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Delaware Court of Chancery; and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid.

(b)  Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)  Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)  Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)  Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between Buyer, Parent, the Company, their respective affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer nor the Parent makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, the Parent and Buyer. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)  Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

DSL.net, Inc.
50 Barnes Park North, Suite # 104
Wallingford, CT 06492
Telephone: 203-284-6100
Facsimile: 203-284-6102
Attention: Chief Executive Officer

with a copy (for informational purposes only) to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue at Prudential Center
Boston, MA 02199
Telephone: 617-239-0303
Facsimile: 617-227-4420
Attention: Matthew C. Dallett, Esq.

If to the Buyer:

MDS Acquisition, Inc.
555 Anton Blvd., Suite 200
Costa Mesa, CA 92626
Telephone: (714) 327-2075
Facsimile: (714) 438-1074
Attention: Chief Executive Officer

with a copy (for informational purposes only) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
155 Constitution Drive
Menlo Park, CA 94025
Telephone: (650) 321-2400
Facsimile: (650) 321-2800
Attention: David T. Young, Esq.

If to the Parent:

MegaPath Inc.
555 Anton Blvd., Suite 200
Costa Mesa, CA 92626
Telephone: (714) 327-2075
Facsimile: (714) 438-1074
Attention: General Counsel

with a copy (for informational purposes only) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
155 Constitution Drive
Menlo Park, CA 94025
Telephone: (650) 321-2400
Facsimile: (650) 321-2800
Attention: David T. Young, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively; provided, however that the foregoing clause (B) shall only be valid if such communication contained in the facsimile is delivered by an overnight courier service within 24 hours of the transmission of facsimile.

(g)  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer and Parent. Subject to Sections 2(d) and 2(g), the Buyer may assign some or all of its rights hereunder without the consent of the Company.

(h)  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)  Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate on the date that all Notes have been cancelled and are no longer outstanding or upon the termination of this Agreement pursuant to Section 7, as the case may be, except that the agreements set forth in Section 1, Section 4(k), Section 4(m) and this Section 8 shall survive the Closing Date and those set forth in Sections 7(b), 7(c) and 7(d) and this Section 8 shall survive termination of this Agreement.

(j)  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)  No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l)  Remedies. The Buyer, Parent and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer or Parent. The Company therefore agrees that the Buyer or Parent shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)  Each of the Company, the Buyer and the Parent shall pay the fees and disbursements of its own counsel in connection with the preparation of this Agreement and the other documents contemplated hereby and the closing of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Buyer, Parent and the Company have caused their respective signature page to this Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

DSL.NET, INC.

By:	/s/ David F. Struwas
Name: David F. Struwas
Title: President & Chief Executive Officer

BUYER:

MDS ACQUISITION, INC.

By:	/s/ D. Craig Young
Name: D. Craig Young
Title: Chief Executive Officer

PARENT:

MEGAPATH INC.

By:	/s/ D. Craig Young
Name: D. Craig Young
Title: Chairman & Chief Executive Officer

SIGNATURE PAGE TO PUCHASE AGREEMENT

EXHIBITS

Exhibit A	Schedule of Consideration for and Principal Amounts of Notes
Exhibit B-1	Form of Convertible Note
Exhibit B-2	Form of Convertible Note
Exhibit B-3	Form of Convertible Note
Exhibit B-4	Form of Convertible Note
Exhibit C	Form of Nonconvertible Note
Exhibit D	Form of Subordination Agreement
Exhibit E	Form of Security Agreement
Exhibit F	Form of Legal Opinion
Exhibit G	Form of Voting Agreement
Exhibit H	Form of Perfection Certificate

Exhibit A

Schedule of Consideration for and Principal Amounts of Notes

Closing Date: August __, 2006

	Consideration	Principal Amount
Convertible Notes
Exhibit B-1	30,000	30,000
Exhibit B-2	300,000	300,000
Exhibit B-3	150,000	150,000
Exhibit B-4	1,520,000	1,520,000
SUB-TOTAL	$2,000,000	$2,000,000

Nonconvertible Note	$11,000,000	$13,002,000
TOTAL	$13,000,000	$15,002,000

Exhibit B-1

Form of Convertible Note

THE ISSUANCE AND SALE OF THE SECURITIES AND THE SECURITIES INTO WHICH THIS INSTRUMENT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE
[First Convertible Note]
$30,000	August __, 2006

FOR VALUE RECEIVED, the undersigned, DSL.net, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to MDS Acquisition, Inc., a Delaware corporation ("Lender"), or order, the principal sum of Thirty Thousand Dollars ($30,000), together with accrued interest as provided herein. This Note is being issued pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”).

A.  Interest. Interest shall accrue with respect to the principal sum hereunder at eight percent (8%) per annum. However, if an Event of Default, as defined herein, occurs and is continuing, then interest shall accrue at ten percent (10%) per annum. Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

B.  Payment.

1.  Scheduled Payment. The principal indebtedness, together with all accrued interest, shall be payable in full on December 31, 2007 (the “Maturity Date”).

2.  Prepayment. Borrower shall not have the right to prepay, in whole or in part, the principal of this Note without the prior written consent of Lender, given in its sole discretion.

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3.  Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

C.  Security Interest and Subordination.

1.  Security Interest. Borrower’s obligations hereunder are secured by Borrower’s grant of a security interest to Lender in all of Borrower’s personal property (the “Collateral”) pursuant to the Security Agreement, dated as of the date hereof, between Borrower and Lender (the “Security Agreement”).

2.  Subordination. Lender’s Lien against the Collateral is subordinated to prior existing Liens granted to other lenders to Borrower, to the extent provided in the Subordination Agreement, dated as of the date hereof, by and among Borrower, Lender and Laurus Master Fund, Ltd. (the “Subordination Agreement”).

D.  Events of Default. During the continuance of an Event of Default, as defined in the Security Agreement, Lender shall have the right to exercise its rights and remedies with respect to Borrower and the Collateral as provided in the Security Agreement.

E.  Conversion Right.

1.  Conversion Right.Lender shall have the right (the "Conversion Right"), in its sole discretion, at any time to elect to convert the outstanding principal hereunder into such number of fully paid and nonassessable shares of Common Stock (such shares the "Conversion Shares") as determined by dividing the outstanding principal hereunder by the Conversion Price (as defined below); provided, however, that Lender may convert the outstanding principal hereunder into Common Stock only to the extent that the Conversion Shares, when aggregated with the Common Stock owned by Lender immediately prior to the conversion, would equal 9.9% of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares. The “Conversion Price” shall be the amount determined by dividing the outstanding principal hereunder by the number of shares of Common Stock that Lender needs to acquire in order to own 9.9% of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares.

2.  Exercise of Conversion Right. To convert the outstanding principal hereunder into shares of Common Stock, Lender shall deliver to Borrower a written notice of election to exercise the Conversion Right (the "Conversion Notice"). Borrower shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates, registered in Lender's name, for the number of Conversion Shares to which Lender shall be entitled by virtue of such exercise. The conversion

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of the outstanding principal shall be deemed to have been made on the date that Borrower receives the Conversion Notice (the "Conversion Date") and Lender shall be treated for all purposes as the record holder of the Conversion Shares as of such date.

3.  Acquisition. Borrower shall give Lender written notice of an Acquisition no later than the date that notice of such event is given to Borrower’s stockholders. Lender may deliver a Conversion Notice that provides that the exercise of the Conversion Right is contingent upon, and shall occur concurrent with, the closing of the Acquisition.

4.  Fractional Shares. Borrower shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon exercise of the Conversion Right. As to any fractional share of Common Stock which Lender would otherwise be entitled to purchase from Borrower upon such exercise, Borrower shall purchase from Lender such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Common Stock on the Conversion Date, as determined in good faith by Borrower's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Lender at the time of delivery of any certificate or certificates arising upon such exercise.

5.  Dilutive Events. If any event occurs as to which the other provisions of this Section E are not strictly applicable but the failure to make any adjustment would not fairly protect the Conversion Right in accordance with the essential intent and principles hereof, then, in each such case, Borrower shall appoint a firm of independent public accountants of recognized national standing (which may be Borrower's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section E, necessary to preserve, without dilution, the Conversion Right. Upon receipt of such opinion, Borrower shall promptly mail a copy thereof to Lender and shall make the adjustments described therein.

F.  Other Provisions.

1.  Definitions. As used herein, the following terms shall have the following meanings:

“Acquisition” means (i) the Borrower’s merger, consolidation, or reorganization with one or more entities, corporate or otherwise, as a result of which the Borrower’s stockholders immediately prior to such merger, consolidation or reorganization do not hold at least a majority of the stock of the surviving entity that is entitled to vote for the election of directors, or (ii) the Borrower sells all or substantially all of its assets.

"Common Stock Outstanding" means as of any date (i) all shares of Common Stock that are outstanding as of such date, plus (ii) all shares of Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date.

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"Convertible Securities" means shares of stock or other securities (other than Options and evidences of indebtedness) which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"Option" means any right, warrant or option to subscribe or purchase shares of Common Stock or Convertible Securities.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

2.  Governing Law; Venue. This Note shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles. All actions or proceedings arising in connection with this Note shall be conducted in accordance with Section 8(a) of the Purchase Agreement.

3.  Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as provided in Section 8(f) of the Purchase Agreement.

4.  Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

5.  Enforcement Costs. Borrower shall pay all costs and expenses, including reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

6.  Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

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7.  Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

8.  Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign, transfer or otherwise convey this Note to any Person that is not an Affiliate of Lender.

9.  Time of Essence. Time is of the essence of each and every provision of this Note.

10.  Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

DSL.net, Inc. By: Name:______________________________ Title:

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Exhibit B-2

Form of Convertible Note

THE ISSUANCE AND SALE OF THE SECURITIES AND THE SECURITIES INTO WHICH THIS INSTRUMENT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE
[Second Convertible Note]

$300,000	August __, 2006

FOR VALUE RECEIVED, the undersigned, DSL.net, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to MDS Acquisition, Inc., a Delaware corporation ("Lender"), or order, the principal sum of Three Hundred Thousand Dollars ($300,000), together with accrued interest as provided herein. This Note is being issued pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”).

A.  Interest. Interest shall accrue with respect to the principal sum hereunder at eight percent (8%) per annum. However, if an Event of Default, as defined herein, occurs and is continuing, then interest shall accrue at ten percent (10%) per annum. Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

B.  Payment.

1.  Scheduled Payment. The principal indebtedness, together with all accrued interest, shall be payable in full on the later of (i) December 31, 2007, and (ii) the earlier of (A) December 31, 2008, and (B) the date that is thirty (30) days following the date on which the condition for exercise of the Conversion Right specified in clause (i) of the first sentence of Section E.1 is satisfied (the “Maturity Date”).

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2.  Prepayment. Borrower shall not have the right to prepay, in whole or in part, the principal of this Note without the prior written consent of Lender, given in its sole discretion.

3.  Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

C.  Security Interest and Subordination.

1.  Security Interest. Borrower’s obligations hereunder are secured by Borrower’s grant of a security interest to Lender in all of Borrower’s personal property (the “Collateral”) pursuant to the Security Agreement, dated as of the date hereof, between Borrower and Lender (the “Security Agreement”).

2.  Subordination. Lender’s Lien against the Collateral is subordinated to prior existing Liens granted to other lenders to Borrower, to the extent provided in the Subordination Agreement, dated as of the date hereof, by and among Borrower, Lender and Laurus Master Fund, Ltd. (the “Subordination Agreement”).

D.  Events of Default. During the continuance of an Event of Default, as defined in the Security Agreement, Lender shall have the right to exercise its rights and remedies with respect to Borrower and the Collateral as provided in the Security Agreement.

E.  Conversion Right.

1.  Conversion Right.Subject to (i) Borrower having obtained any required regulatory approvals, the failure of which to obtain prior to Lender owning 49.9% of the Common Stock Outstanding would constitute a Material Adverse Effect (as defined in the Purchase Agreement), and (ii) Lender having exercised the conversion right with respect to the First Convertible Note, Lender shall have the right (the "Conversion Right"), in its sole discretion, at any time to elect to convert the outstanding principal hereunder into such number of fully paid and nonassessable shares of Common Stock (such shares the "Conversion Shares") as determined by dividing the outstanding principal hereunder by the Conversion Price (as defined below); provided, however, that Lender may convert the outstanding principal into Common Stock only to the extent that the Conversion Shares, when aggregated with the Common Stock owned by Lender immediately prior to the conversion, would equal 49.9% of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares. The “Conversion Price” shall be the amount determined by dividing the outstanding principal hereunder by the number of shares of Common Stock that Lender needs to acquire in order to own 49.9% of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares.

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2.  Exercise of Conversion Right. To convert any of the outstanding principal hereunder into shares of Common Stock, Lender shall deliver to Borrower a written notice of election to exercise the Conversion Right (the "Conversion Notice"). Borrower shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates, registered in Lender's name, for the number of Conversion Shares to which Lender shall be entitled by virtue of such exercise. The conversion of the outstanding principal shall be deemed to have been made on the date that Borrower receives the Conversion Notice (the "Conversion Date") and Lender shall be treated for all purposes as the record holder of the Conversion Shares as of such date.

3.  Acquisition. Borrower shall give Lender written notice of an Acquisition no later than the date that notice of such event is given to Borrower’s stockholders. Lender may deliver a Conversion Notice that provides that the exercise of the Conversion Right is contingent upon, and shall occur concurrent with, the closing of the Acquisition.

4.  Fractional Shares. Borrower shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon exercise of the Conversion Right. As to any fractional share of Common Stock which Lender would otherwise be entitled to purchase from Borrower upon such exercise, Borrower shall purchase from Lender such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Common Stock on the Conversion Date, as determined in good faith by Borrower's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Lender at the time of delivery of any certificate or certificates arising upon such exercise.

5.  Other Dilutive Events. If any event occurs as to which the other provisions of this Section E are not strictly applicable but the failure to make any adjustment would not fairly protect the Conversion Right in accordance with the essential intent and principles hereof, then, in each such case, Borrower shall appoint a firm of independent public accountants of recognized national standing (which may be Borrower's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section E, necessary to preserve, without dilution, the Conversion Right. Upon receipt of such opinion, Borrower shall promptly mail a copy thereof to Lender and shall make the adjustments described therein.

F.  Other Provisions.

1.  Definitions. As used herein, the following terms shall have the following meanings:

“Acquisition” means (i) the Borrower’s merger, consolidation, or reorganization with one or more entities, corporate or otherwise, as a result of which the Borrower’s stockholders immediately prior to such merger, consolidation or reorganization do not hold at least a majority of the stock of

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the surviving entity that is entitled to vote for the election of directors, or (ii) the Borrower sells all or substantially all of its assets.

"Common Stock Outstanding" means as of any date (i) all shares of Common Stock that are outstanding as of such date, plus (ii) all shares of Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date.

"Convertible Securities" means evidence of indebtedness, shares of stock or other securities (other than Options and evidences of indebtedness) which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"Option" means any right, warrant or option to subscribe or purchase shares of Common Stock or Convertible Securities.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

2.  Governing Law; Venue. This Note shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles. All actions or proceedings arising in connection with this Note shall be conducted in accordance with Section 8(a) of the Purchase Agreement.

3.  Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as provided in Section 8(f) of the Purchase Agreement.

4.  Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

5.  Enforcement Costs. Borrower shall pay all costs and expenses, including reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

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6.  Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

7.  Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

8.  Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign, transfer or otherwise convey this Note to any Person that is not an Affiliate of Lender.

9.  Time of Essence. Time is of the essence of each and every provision of this Note.

10.  Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

DSL.net, Inc. By: Name:______________________________ Title:

5

Exhibit B-3

Form of Convertible Note

THE ISSUANCE AND SALE OF THE SECURITIES AND THE SECURITIES INTO WHICH THIS INSTRUMENT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE
[Third Convertible Note]

$150,000	August __, 2006

FOR VALUE RECEIVED, the undersigned, DSL.net, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to MDS Acquisition, Inc., a Delaware corporation ("Lender"), or order, the principal sum of One Hundred Fifty Thousand Dollars ($150,000), together with accrued interest as provided herein. This Note is being issued pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”).

A.  Interest. Interest shall accrue with respect to the principal sum hereunder at eight percent (8%) per annum. However, if an Event of Default, as defined herein, occurs and is continuing, then interest shall accrue at ten percent (10%) per annum. Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

B.  Payment.

1.  Scheduled Payment. The principal indebtedness, together with all accrued interest, shall be payable in full on the later of (i) December 31, 2007, and (ii) the earlier of (A) December 31, 2008, and (B) the date that is thirty (30) days following the date on which the condition for exercise of the Conversion Right specified in clause (i) of the first sentence of Section E.1 is satisfied (the “Maturity Date”).

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2.  Prepayment. Borrower shall not have the right to prepay, in whole or in part, the principal of this Note without the prior written consent of Lender, given in its sole discretion.

3.  Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

C.  Security Interest and Subordination.

1.  Security Interest. Borrower’s obligations hereunder are secured by Borrower’s grant of a security interest to Lender in all of Borrower’s personal property (the “Collateral”) pursuant to the Security Agreement, dated as of the date hereof, between Borrower and Lender (the “Security Agreement”).

2.  Subordination. Lender’s Lien against the Collateral is subordinated to prior existing Liens granted to other lenders to Borrower, to the extent provided in the Subordination Agreement, dated as of the date hereof, by and among Borrower, Lender and Laurus Master Fund, Ltd. (the “Subordination Agreement”).

D.  Events of Default. During the continuance of an Event of Default, as defined in the Security Agreement, Lender shall have the right to exercise its rights and remedies with respect to Borrower and the Collateral as provided in the Security Agreement.

E.  Conversion Right.

1.  Conversion Right.Subject to (i) Borrower having obtained any required regulatory approvals, the failure of which to obtain prior to Lender owning 51% of the Common Stock Outstanding would constitute a Material Adverse Effect (as defined in the Purchase Agreement), and (ii) Lender having exercised the conversion right with respect to (A) the First Convertible Note and (B) the Second Convertible Note, Lender shall have the right (the "Conversion Right"), in its sole discretion, at any time to elect to convert the outstanding principal hereunder into such number of fully paid and nonassessable shares of Common Stock (such shares the "Conversion Shares") as determined by dividing the outstanding principal by the Conversion Price (as defined below); provided, however, that Lender may convert the outstanding principal hereunder into Common Stock only to the extent that the Conversion Shares, when aggregated with the Common Stock owned by Lender immediately prior to the conversion, would equal fifty-one percent (51%) of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares. The “Conversion Price” shall be the amount determined by dividing the outstanding principal hereunder by the number of shares of Common Stock that Lender needs to acquire in order to own 51% of the Common Stock Outstanding, accounting for all antidilution

2

adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares.

2.  Exercise of Conversion Right. To convert any of the outstanding principal hereunder into shares of Common Stock, Lender shall deliver to Borrower a written notice of election to exercise the Conversion Right (the "Conversion Notice"). Borrower shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates, registered in Lender's name, for the number of Conversion Shares to which Lender shall be entitled by virtue of such exercise. The conversion of the outstanding principal shall be deemed to have been made on the date that Borrower receives the Conversion Notice (the "Conversion Date") and Lender shall be treated for all purposes as the record holder of the Conversion Shares as of such date.

3.  Acquisition. Borrower shall give Lender written notice of an Acquisition no later than the date that notice of such event is given to Borrower’s stockholders. Lender may deliver a Conversion Notice that provides that the exercise of the Conversion Right is contingent upon, and shall occur concurrent with, the closing of the Acquisition.

4.  Fractional Shares. Borrower shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon exercise of the Conversion Right. As to any fractional share of Common Stock which Lender would otherwise be entitled to purchase from Borrower upon such exercise, Borrower shall purchase from Lender such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Common Stock on the Conversion Date, as determined in good faith by Borrower's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Lender at the time of delivery of any certificate or certificates arising upon such exercise.

5.  Other Dilutive Events. If any event occurs as to which the other provisions of this Section E are not strictly applicable but the failure to make any adjustment would not fairly protect the Conversion Right in accordance with the essential intent and principles hereof, then, in each such case, Borrower shall appoint a firm of independent public accountants of recognized national standing (which may be Borrower's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section E, necessary to preserve, without dilution, the Conversion Right. Upon receipt of such opinion, Borrower shall promptly mail a copy thereof to Lender and shall make the adjustments described therein.

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F.  Other Provisions.

1.  Definitions. As used herein, the following terms shall have the following meanings:

“Acquisition” means (i) the Borrower’s merger, consolidation, or reorganization with one or more entities, corporate or otherwise, as a result of which the Borrower’s stockholders immediately prior to such merger, consolidation or reorganization do not hold at least a majority of the stock of the surviving entity that is entitled to vote for the election of directors, or (ii) the Borrower sells all or substantially all of its assets.

"Common Stock Outstanding" means as of any date (i) all shares of Common Stock that are outstanding as of such date, plus (ii) all shares of Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date, plus (iii) all shares of Common Stock issuable upon exercise of Options outstanding as of such date, whether or not such Options are exercisable as of such date (assuming for this purpose that Convertible Securities acquirable upon exercise of any such Options are converted into Common Stock as of such date).

"Convertible Securities" means evidence of indebtedness (other than this Note, the First Convertible Note, the Second Convertible Note and the Fourth Convertible Note), shares of stock or other securities (other than Options) which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"Option" means any right, warrant or option to subscribe or purchase shares of Common Stock or Convertible Securities.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

2.  Governing Law; Venue. This Note shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles. All actions or proceedings arising in connection with this Note shall be conducted in accordance with Section 8(a) of the Purchase Agreement.

3.  Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as provided in Section 8(f) of the Purchase Agreement.

4.  Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not

4

constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

5.  Enforcement Costs. Borrower shall pay all costs and expenses, including reasonable and documented attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

6.  Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

7.  Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

8.  Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign, transfer or otherwise convey this Note to any Person that is not an Affiliate of Lender.

9.  Time of Essence. Time is of the essence of each and every provision of this Note.

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10.  Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

DSL.net, Inc. By: Name:______________________________ Title:

6

Exhibit B-4

Form of Convertible Note

THE ISSUANCE AND SALE OF THE SECURITIES AND THE SECURITIES INTO WHICH THIS INSTRUMENT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE
[Fourth Convertible Note]

$1,520,000	August __, 2006

FOR VALUE RECEIVED, the undersigned, DSL.net, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to MDS Acquisition, Inc., a Delaware corporation ("Lender"), or order, the principal sum of One Million Five Hundred Twenty Thousand Dollars ($1,520,000), together with accrued interest as provided herein. This Note is being issued pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”).

A.  Interest. Interest shall accrue with respect to the principal sum hereunder at eight percent (8%) per annum. However, if an Event of Default, as defined herein, occurs and is continuing, then interest shall accrue at ten percent (10%) per annum. Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

B.  Payment.

1.  Scheduled Payment. The principal indebtedness, together with all accrued interest, shall be payable in full on the later of (i) December 31, 2007, and (ii) earlier of (A) December 31, 2008, and (B) the date that is thirty (30) days following the date on which the condition for exercise of the Conversion Right specified in clause (i) of the first sentence of Section E.1 is satisfied (the “Maturity Date”).

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2.  Prepayment. Borrower shall not have the right to prepay, in whole or in part, the principal of this Note without the prior written consent of Lender, given in its sole discretion.

3.  Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

C.  Security Interest and Subordination.

1.  Security Interest. Borrower’s obligations hereunder are secured by Borrower’s grant of a security interest to Lender in all of Borrower’s personal property (the “Collateral”) pursuant to the Security Agreement, dated as of the date hereof, between Borrower and Lender (the “Security Agreement”).

2.  Subordination. Lender’s Lien against the Collateral is subordinated to prior existing Liens granted to other lenders to Borrower, to the extent provided in the Subordination Agreement, dated as of the date hereof, by and among Borrower, Lender and Laurus Master Fund, Ltd. (the “Subordination Agreement”).

D.  Events of Default. During the continuance of an Event of Default, as defined in the Security Agreement, Lender shall have the right to exercise its rights and remedies with respect to Borrower and the Collateral as provided in the Security Agreement.

E.  Conversion Right.

1.  Conversion Right.Subject to (i) the filing with the Secretary of State of the State of Delaware (after approval of Borrower’s stockholders) of an amendment to Borrower’s Amended and Restated Certificate of Incorporation authorizing a sufficient number of shares of Common Stock, and (ii) Lender having exercised the conversion right with respect to (A) the First Convertible Note, (B) the Second Convertible Note, and (C) the Third Convertible Note, Lender shall have the right (the "Conversion Right"), in its sole discretion, at any time to elect to convert the outstanding principal hereunder into such number of fully paid and nonassessable shares of Common Stock (such shares the "Conversion Shares") as determined by dividing the outstanding principal by the Conversion Price (as defined below); provided, however, that Lender may convert the outstanding principal hereunder into Common Stock only to the extent that the Conversion Shares, when aggregated with the Common Stock owned by Lender immediately prior to the conversion, would equal ninety-one percent (91%) of the Common Stock Outstanding, accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares. The “Conversion Price” shall be the amount determined by dividing the outstanding principal hereunder by the number of shares of Common Stock that Lender needs to acquire in order to own 91% of the Common Stock Outstanding,

2

accounting for all antidilution adjustments to then outstanding Convertible Securities and Options that would result from such issuance of the Conversion Shares.

2.  Exercise of Conversion Right. To convert any of the outstanding principal hereunder into shares of Common Stock, Lender shall deliver to Borrower a written notice of election to exercise the Conversion Right (the "Conversion Notice"). Borrower shall, as soon as practicable thereafter, issue and deliver to Lender a certificate or certificates, registered in Lender's name, for the number of Conversion Shares to which Lender shall be entitled by virtue of such exercise. The conversion of the outstanding principal shall be deemed to have been made on the date that Borrower receives the Conversion Notice (the "Conversion Date") and Lender shall be treated for all purposes as the record holder of the Conversion Shares as of such date.

3.  Acquisition. Borrower shall give Lender written notice of an Acquisition no later than the date that notice of such event is given to Borrower’s stockholders. Lender may deliver a Conversion Notice that provides that the exercise of the Conversion Right is contingent upon, and shall occur concurrent with, the closing of the Acquisition.

4.  Fractional Shares. Borrower shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon exercise of the Conversion Right. As to any fractional share of Common Stock which Lender would otherwise be entitled to purchase from Borrower upon such exercise, Borrower shall purchase from Lender such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Common Stock on the Conversion Date, as determined in good faith by Borrower's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Lender at the time of delivery of any certificate or certificates arising upon such exercise.

5.  Other Dilutive Events. If any event occurs as to which the other provisions of this Section E are not strictly applicable but the failure to make any adjustment would not fairly protect the Conversion Right in accordance with the essential intent and principles hereof, then, in each such case, Borrower shall appoint a firm of independent public accountants of recognized national standing (which may be Borrower's regular auditors) which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section E, necessary to preserve, without dilution, the Conversion Right. Upon receipt of such opinion, Borrower shall promptly mail a copy thereof to Lender and shall make the adjustments described therein.

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F.  Other Provisions.

1.  Definitions. As used herein, the following terms shall have the following meanings:

“Acquisition” means (i) the Borrower’s merger, consolidation, or reorganization with one or more entities, corporate or otherwise, as a result of which the Borrower’s stockholders immediately prior to such merger, consolidation or reorganization do not hold at least a majority of the stock of the surviving entity that is entitled to vote for the election of directors, or (ii) the Borrower sells all or substantially all of its assets.

"Common Stock Outstanding" means as of any date (i) all shares of Common Stock that are outstanding as of such date, plus (ii) all shares of Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date, plus (iii) all shares of Common Stock issuable upon exercise of Options outstanding as of such date, whether or not such Options are exercisable as of such date (assuming for this purpose that Convertible Securities acquirable upon exercise of any such Options are converted into Common Stock as of such date).

"Convertible Securities" means evidence of indebtedness (other than this Note, the First Convertible Note, the Second Convertible Note and the Third Convertible Note), shares of stock or other securities (other than Options) which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"Option" means any right, warrant or option to subscribe or purchase shares of Common Stock or Convertible Securities.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

2.  Governing Law; Venue. This Note shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles. All actions or proceedings arising in connection with this Note shall be conducted in accordance with Section 8(a) of the Purchase Agreement.

3.  Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as provided in Section 8(f) of the Purchase Agreement.

4.  Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not

4

constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

5.  Enforcement Costs. Borrower shall pay all costs and expenses, including reasonable and documented attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

6.  Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

7.  Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

8.  Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign, transfer or otherwise convey this Note to any Person that is not an Affiliate of Lender.

9.  Time of Essence. Time is of the essence of each and every provision of this Note.

5

10.  Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

DSL.net, Inc. By: Name:______________________________ Title:

6

Exhibit C

Form of Nonconvertible Note

THE ISSUANCE AND SALE OF THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

SUBORDINATED SECURED PROMISSORY NOTE

$13,002,000	August __, 2006

FOR VALUE RECEIVED, the undersigned, DSL.net, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to MDS Acquisition, Inc., a Delaware corporation ("Lender"), or order, the principal sum of Thirteen Million Two Thousand Dollars ($13,002,000), together with accrued interest as provided herein. This Note is being issued pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”).

A.  Interest. Interest shall accrue with respect to the principal sum hereunder at eight percent (8%) per annum. However, if an Event of Default, as defined herein, occurs and is continuing, then interest shall accrue at ten percent (10%) per annum. Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed.

B.  Payment.

1.  Scheduled Payment. The principal indebtedness, together with all accrued interest, shall be payable in full on December 31, 2007 (the “Maturity Date”).

2.  Prepayment. Borrower shall not have the right to prepay, in whole or in part, the principal of this Note without the prior written consent of Lender, given in its sole discretion.

1

3.  Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

C.  Security Interest and Subordination.

1.  Security Interest. Borrower’s obligations hereunder are secured by Borrower’s grant of a security interest to Lender in all of Borrower’s personal property (the “Collateral”) pursuant to the Security Agreement, dated as of the date hereof, between Borrower and Lender (the “Security Agreement”).

2.  Subordination. Lender’s Lien against the Collateral is subordinated to prior existing Liens granted to other lenders to Borrower, to the extent provided in the Subordination Agreement, dated as of the date hereof, by and among Borrower, Lender and Laurus Master Fund, Ltd. (the “Subordination Agreement”).

D.  Events of Default. During the continuance of an Event of Default, as defined in the Security Agreement, Lender shall have the right to exercise its rights and remedies with respect to Borrower and the Collateral as provided in the Security Agreement.

E.  Other Provisions.

1.  Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

2.  Governing Law; Venue. This Note shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles. All actions or proceedings arising in connection with this Note shall be conducted in accordance with Section 8(a) of the Purchase Agreement.

3.  Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as provided in Section 8(f) of the Purchase Agreement.

4.  Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original

2

of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

5.  Enforcement Costs. Borrower shall pay all costs and expenses, including reasonable and documented attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

6.  Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

7.  Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

8.  Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign, transfer or otherwise convey this Note to any Person that is not an Affiliate of Lender.

9.  Time of Essence. Time is of the essence of each and every provision of this Note.

10.  Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

DSL.net, Inc. By: Name:______________________________ Title:

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Exhibit D

Form of Subordination Agreement

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT, dated as of August __, 2006 (this “Agreement”), is entered into among Laurus Master Fund, Ltd. (“Laurus”), as First Lien Collateral Agent and as First Lien Lender (each, as defined below), MDS Acquisition, Inc., (“MDS”) as Second Lien Lender (as defined below), and DSL.net, Inc., a Delaware corporation (the “Borrower”), for itself and on behalf of its Subsidiaries (as defined in the Laurus Security Agreement referred to below).

W  I T N E S S E T H:

Whereas, Laurus (individually, a “First Lien Lender” and, together with its successors and assigns, the “First Lien Lenders”) and Borrower have entered into a Security Agreement, dated as of August 31, 2004 (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time by the parties thereto, the “Laurus Security Agreement”), pursuant to which the First Lien Lender has made loans and extended other financial accommodations to the Borrower on a secured basis; and

Whereas, MDS (the “Second Lien Lender” and together within its successors and assigns, the “Second Lien Lenders”), Borrower and MDS’s parent, MegaPath, Inc., have entered into a Purchase Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time by the parties thereto, the “Purchase Agreement”), pursuant to which MDS has agreed to make loans to the Borrower on a secured basis in accordance with the Notes described in the Purchase Agreement (the “MDS Notes);

The Borrower and MDS are parties to a Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time by the parties thereto, the “MDS Security Agreement”), securing the obligations of the Borrower owing to the Second Lien Lenders under and in respect of the MDS Notes;

Whereas, it is a condition to the effectiveness of the Purchase Agreement and the continued extension by Laurus of loans and other financing accommodations to the Borrower pursuant to the terms of the Laurus Security Agreement that this Agreement be executed and delivered by the parties hereto to set forth the terms of the respective rights of the First Lien Claimholders (as defined below), on the one hand, and the Second Lien Claimholders (as defined below), on the other hand, and the application of any proceeds and certain other matters; and

Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Definitions

Unless otherwise defined herein, terms defined in the Laurus Security Agreement and used herein shall have the meanings specified in the Laurus Security Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

“Adequate Protection” means “adequate protection” under Section 361, 362, 363 or 364 of the Bankruptcy Code.

“Agreement” has the meaning set forth in the recitals hereto.

“Bankruptcy Code” means 11 U.S.C. §§ 101 et seq.

“Borrower” has the meaning set forth in the recitals hereto, and shall include any successor in interest thereto.

“Claimholders” means, collectively, the First Lien Claimholders and the Second Lien Claimholders.

“Collateral Document” means any First Lien Collateral Document or Second Lien Collateral Document, as the context may require.

“Common Collateral” means (a) all trade accounts receivable, and other book debts and other forms of obligations associated with all trade accounts receivable (other than forms of obligations evidenced by Chattel Paper (as defined in the UCC) or Instruments (as defined in the UCC) relating thereto)(including any right to receive payment for the sale of a product owned by the Borrower or the provision of services by the Borrower), now or hereafter owned by the Borrower; (b) all collateral security of any kind given by the Borrower or any other Person with respect to the foregoing; (c) all supporting obligations (as defined in the UCC); (d) the Deposit Account, no. 9429398649, maintained at Fleet National Bank, a national banking association organized under the laws of the United States and having its principal place of business at 100 Federal Street, Boston, Massachusetts and any funds on deposit therein; (e) all Books and Records relating to each of the foregoing; (f) all proceeds of all or any of the foregoing and (g) any tort claims or other claims and other rights to payment, including insurance claims against third parties, relating to each of the foregoing

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“First Lien Claimholders” means, at any relevant time, the holders of the First Lien Obligations outstanding at such time.

“First Lien Collateral Agent” means the First Lien Collateral Agent referred to herein and any successor agent thereto, or if there is no acting First Lien Collateral Agent under the Laurus Security Agreement and the Ancillary Agreements, First Lien Lenders holding more than 80% of the sum of the aggregate unpaid principal amount of the Notes outstanding.

“First Lien Collateral Documents” means the Laurus Security Agreement and any Ancillary Documents executed in favor of the First Lien Collateral Agent and creating or purporting to create a Lien in respect of the First Lien Obligations on the Common Collateral.

“First Lien Lenders” has the meaning set forth in the recitals hereto.

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“First Lien Obligations” means all of Obligations owing to the First Lien Lenders under the Laurus Security Agreement and the Ancillary Agreements.

“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, territorial, local or foreign.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to the Borrower or any of its Subsidiaries, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership or other similar case or proceeding with respect to the Borrower or any of its Subsidiaries or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any of its Subsidiaries, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any general assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any of its Subsidiaries.

“Laurus” has the meaning set forth in the recitals hereto.

“Laurus Security Agreement” has the meaning set forth in the recitals hereto.

“Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and settlement agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“MDS” has the meaning set forth in the recitals hereto.

“MDS Notes” has the meaning set forth in the recitals hereto.

“MDS Security Agreement” has the meaning set forth in the recitals hereto.

“Non-Common Collateral” means the Collateral (as defined in the MDS Security Agreement) excluding the Common Collateral

“paid in full” and “payment in full” means, with respect to any and all First Lien Obligations, (a) payment in full thereof in cash (or otherwise to the written satisfaction of the First Lien Claimholders with respect to such First Lien Obligations), and (b) termination of the Loans and all other First Lien Obligations of the First Lien Claimholders under the Laurus Security Agreement and the Ancillary Agreements.

“Purchase Agreement” has the meaning set forth in the recitals hereto.

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“Recovery” has the meaning set forth in Section 6.3 hereof.

“Required First Lien Lenders” means, at any time, First Lien Lenders holding at least 51% of the sum of the aggregate unpaid principal amount owing under the Notes outstanding.

“Required Second Lien Lenders” means, at any time, Second Lien Lenders holding at least 51% of the sum of the aggregate unpaid principal amount owing under the MDS Notes outstanding.

“Second Lien Claimholders” means, at any relevant time, the holders of the obligations owing to the Second Lien Lenders under the MDS Security Agreement and the MDS Notes outstanding at such time.

“Second Lien Collateral Agent” means the Second Lien Lender, if any, designated by the Second Lien Lenders to serve as collateral agent under the MDS Security Agreement and the MDS Notes, or if there is no acting Second Lien Collateral Agent under the MDS Security Agreement and the MDS Notes, the Second Lien Lenders holding more than 80% of the sum of the aggregate unpaid principal amount of MDS Notes outstanding.

“Second Lien Collateral Documents” means each security agreement, mortgage, cash collateral deposit letter, collateral assignment, pledge agreement and other similar agreement, instrument or document executed in favor of the Second Lien Lenders and creating or purporting to a create a Lien in respect of the Second Lien Obligations.

“Second Lien Lenders” has the meaning set forth in the recitals hereto.

“Second Lien Obligations” means all of obligations owing to the Second Lien Lenders under the Purchase Agreement and the MDS Notes and all related instruments and agreements.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code of the State of New York, as amended.

Section 2.  Lien Priorities

2.1  Relative Priorities

Notwithstanding the date, manner or order of grant, attachment or perfection of any Lien granted to the First Lien Collateral Agent or the First Lien Claimholders on the Common Collateral or of any Lien granted to the Second Lien Collateral Agent or the Second Lien Claimholders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable Laws or decision or the MDS Notes, the Purchase Agreement, the MDS Security Agreement, the Laurus Security Agreement or any Ancillary Agreement or any other circumstance whatsoever (including, without limitation, any non-perfection of any Lien securing or purporting to secure the First Lien Obligations or the Second Lien Obligations), the Second Lien Collateral Agent and each Second Lien Claimholder and the First Lien Collateral Agent and each First Lien Claimholder agree that: (a) any Lien on the Common Collateral securing the First Lien Obligations now or hereafter held by or for the benefit of the First Lien Claimholders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Common Collateral securing the Second Lien Obligations; (b) any Lien on the Common Collateral securing the Second Lien Obligations now or hereafter held by or for the benefit of the Second Lien Claimholders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing the First Lien Obligations, and (c) any Lien on

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the Non-Common Collateral securing the Second Lien Obligations now or hereafter held by or for the benefit of the Second Lien Claimholders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all Liens, if any, on the Non-Common Collateral securing the First Lien Obligations. All Liens on the Common Collateral securing the First Lien Obligations shall be and remain senior to all Liens on the Common Collateral securing the Second Lien Obligations for all purposes, whether or not such Liens securing the First Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower. All Liens on the Non-Common Collateral securing the Second Lien Obligations shall be and remain senior to all Liens, if any, on the Non-Common Collateral securing the First Lien Obligations for all purposes, whether or not such Liens securing the First Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower.

2.2  Prohibition on Contesting Liens

Each of (a) the Second Lien Collateral Agent and each Second Lien Claimholder agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the First Lien Collateral Agent or First Lien Claimholders in the Common Collateral, and (b) the First Lien Collateral Agent and each First Lien Claimholder agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the Second Lien Collateral Agent or Second Lien Claimholders in the Non-Common Collateral. Each of the First Lien Collateral Agent and each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements) agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the Second Lien Collateral Agent and/or the Second Lien Claimholders in the Common Collateral; provided that this Section 2.2 shall not be construed to prevent or impair the rights of the First Lien Collateral Agent or First Lien Claimholders to enforce this Agreement, including without limitation, the priority of Liens in Section 2.1 and the exercise of remedies in Section 3.1

Section 3.  Enforcement; Application of Proceeds of Collateral and Other Payments

3.1  Exercise of Remedies

The Second Lien Collateral Agent and each Second Lien Claimholder agrees that it shall not, with respect to the Second Lien Obligations, take or receive from or on behalf of the Borrower, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy, foreclosure action or other proceeding or otherwise) any Common Collateral or any proceeds of Common Collateral, unless and until all First Lien Obligations have been paid in full in accordance with Section 3.2 hereof. Without limiting the generality of the foregoing, unless and until the First Lien Obligations have been paid in full, except as expressly provided herein or in the Laurus Security Agreement, the sole right of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the MDS Security Agreement and the MDS Notes for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after payment in full of the First Lien Obligations; provided however, that nothing in this paragraph shall be construed to impair the right of the Second Lien Claimholders to receive payments of principal, interest, fees and other amounts in respect of the Second Lien Obligations as provided for in the MDS Security Agreement and

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the MDS Notes, and to enforce the making of such payments by bringing suit at law with respect to any unpaid amounts of such payments. Each of the Second Lien Collateral Agent and the Second Lien Claimholders (i) further agrees that the Second Lien Collateral Agent and the other Second Lien Claimholders will not take any action that would hinder, delay, limit, impede or prohibit any exercise of remedies by the First Lien Collateral Agent to the extent related to satisfying the First Lien Obligations, including any collection, sale, lease, exchange, transfer or other Disposition of the Common Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Collateral Document securing or purporting to secure the First Lien Obligations or subordinate the priority of the First Lien Obligations to the Second Lien Obligations with respect to the Common Collateral or grant the Liens securing the Second Lien Obligations with respect to the Common Collateral equal in ranking to the Liens securing the First Lien Obligations and (ii) hereby waives any and all rights it may have (other than as specified herein) as a junior lien creditor or otherwise (whether arising under the UCC or under any other Law) to object to the manner in which the First Lien Collateral Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens now or hereafter granted in any Common Collateral to secure the First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Claimholders is adverse to the interest of the Second Lien Claimholders. Notwithstanding the foregoing or anything else contained herein, (i) the Second Lien Collateral Agent and the other Second Lien Claimholders may sue upon any claim they may have with respect to the Non-Common Collateral (whether pursuant to an Insolvency or Liquidation Proceeding or otherwise) or take any action with respect to the Non-Common Collateral (including, without limitation, a Disposition of the Non-Common Collateral), the Borrower or any of its Subsidiaries or enforce their Lien in the Non-Common Collateral, without consent, notice or consultation with the First Lien Collateral Agent or any other First Lien Claimholder and (ii) the Second Lien Collateral Agent and the other Second Lien Claimholders may sue upon any claim they may have with respect to the Common Collateral (whether pursuant to an Insolvency or Liquidation Proceeding or otherwise) or take any action with respect to the Common Collateral (including, without limitation, a Disposition of the Common Collateral), the Borrower or any of its Subsidiaries or enforce their Lien in the Common Collateral, without consent, notice or consultation with the First Lien Collateral Agent or any other First Lien Claimholder if the First Lien Collateral Agent or any other First Lien Claimholders has not taken any of the actions specified in this clause (ii) with respect to the Common Collateral within 120 days after any First Lien Claimholder has knowledge of the occurrence of an Event of Default under the Laurus Security Agreement and such Event of Default shall not have been cured and/or waived within the 120-day period following the date on which such First Lien Claimholder has knowledge of the occurrence of such Event of Default; it being understood and agreed that for purposes of this Section 3.1, the First Lien Claimholders will be deemed to have knowledge of the occurrence of an Event of Default if any Second Lien Claimholder notifies a First Lien Claimholder of such occurrence. Any proceeds of Common Collateral recovered pursuant to the actions of the Second Lien Collateral Agent or the other Second Lien Claimholders pursuant to the foregoing clause (ii) shall be applied in the manner specified in Section 3.2 and shall be subject to the provisions of Section 4.1.

3.2  Application of Proceeds of Common Collateral

All proceeds of Common Collateral received by the First Lien Collateral Agent (including, without limitation, any interest earned thereon) resulting from the sale, collection or other Disposition of Common Collateral in connection with any demand for payment or acceleration thereof, the exercise of any rights or remedies with respect to any Common Collateral securing the First Lien Obligations and the Second Lien Obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes, or applicable Law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of

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a secured creditor under the UCC of any applicable jurisdiction or under the Bankruptcy Code shall be applied to the First Lien Obligations and Second Lien Obligations as follows:

First, to payment of that portion of the First Lien Obligations constituting fees, indemnities, expenses and other amounts (including the reasonable fees and expenses of counsel) payable to the First Lien Collateral Agent in its capacity as such;

Second, to payment of that portion of the First Lien Obligations constituting fees payable to the First Lien Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the First Lien Obligations constituting indemnities and other amounts (other than fees, principal and interest) payable to the First Lien Lenders (including the reasonable fees and expenses of counsel), ratably among them in proportion to the amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the First Lien Obligations constituting accrued and unpaid interest on the Loans, ratably among the First Lien Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to payment of that portion of the First Lien Obligations constituting unpaid principal of the Loans, ratably under this clause Fifth among the First Lien Lenders in proportion to the aggregate amounts of such Loans owing to First Lien Lenders then due and payable;

Sixth, to payment of that portion of the Second Lien Obligations constituting fees, indemnities, expenses and other amounts (including the reasonable fees and expenses of counsel) payable to the Second Lien Collateral Agent in its capacity as such;

Seventh, to payment of all other Second Lien Obligations of the Borrower and its Subsidiaries owing under or in respect of the MDS Security Agreement and the MDS Notes, including, without limitation, fees, unpaid principal, accrued and unpaid interest, indemnities and other amounts (including the reasonable fees and expenses of counsel) that are due and payable to the Second Lien Collateral Agent and the Second Lien Lenders, ratably based upon the respective aggregate amounts of all such Second Lien Obligations owing to the Second Lien Lenders on such date; and

Last, the balance, if any, after all of the First Lien Obligations and Second Lien Obligations have been paid in full, to the Borrower or as otherwise required by Law.

Section 4.  Payments

4.1  Payments Over

Unless and until all First Lien Obligations shall have been paid in full, any Common Collateral or proceeds thereof or any payment received by the Second Lien Collateral Agent or any Second Lien Claimholder from proceeds of the Common Collateral shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for application to the First Lien Obligations and Second Lien Obligations in the priority set forth in Section 3.2 in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien

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Collateral Agent or any such Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable.

4.2  Permitted Payments and Prepayments of Second Lien Obligations

(a)  Notwithstanding anything to the contrary in this Agreement, the Borrower shall be entitled to make the required payments of interest and principal and other amounts due in respect of the Second Lien Obligations in accordance with, and shall otherwise be bound in all respects by, the terms of the MDS Security Agreement and the MDS Notes.

(b)  Notwithstanding the foregoing provisions of Section 3.2 and Section 4.1, optional prepayments made pursuant to the terms of the MDS Notes may be made and applied to the Second Lien Obligations as specified therein.

Section 5.  Other Agreements

5.1  Amendments to Second Lien Collateral Documents

Without the prior written consent of the First Lien Collateral Agent, no provision of any Second Lien Collateral Document relating to the Common Collateral may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document, would contravene the provisions of this Agreement.

5.2  Rights As Unsecured Creditors

Except as otherwise set forth in Section 3.1 of this Agreement but subject to the penultimate sentence of Section 3.1, the Second Lien Collateral Agent and the Second Lien Claimholders may exercise rights and remedies as secured creditors as to the Non-Common Collateral and as unsecured creditors against the Borrower in accordance with the terms of the MDS Security Agreement, the MDS Notes and applicable Law. Except as otherwise set forth in Section 3.1 of this Agreement, the First Lien Collateral Agent and the First Lien Claimholders may exercise rights and remedies as secured creditors as to the Common Collateral and as unsecured creditors against the Borrower in accordance with the terms of the Laurus Security Agreement, the Ancillary Agreements referred to therein and applicable Law. Except as otherwise set forth in Section 3.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Claimholder of the required payments of interest and principal and other amounts due in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Claimholders of rights or remedies as a secured creditor against the Common Collateral or enforcement in contravention of this Agreement, the MDS Security Agreement or the MDS Notes of any Lien held by any of them in the Common Collateral. Except as otherwise set forth in Section 3.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the First Lien Collateral Agent or any First Lien Claimholder of the required payments of interest and principal and other amounts due in respect of the First Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the First Lien Collateral Agent or any First Lien Claimholders of rights or remedies as a secured creditor against the Non-Common Collateral or enforcement in contravention of this Agreement, the Laurus Security Agreement or the Ancillary Agreements referred to therein of any Lien held by any of them in the Non-Common Collateral.

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5.3  First Lien Collateral Agent as Bailee; Representative; Relationship

(a)  The First Lien Collateral Agent agrees to hold the Common Collateral that is in its possession or “control” (as defined in the UCC) (or in the possession or “control” of its agents or bailees) as bailee or as agent, as the case may be, for the Second Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Collateral to the Second Lien Collateral Agent pursuant to other applicable Collateral Documents, subject to the terms and conditions of this Section 5.3. For the avoidance of doubt, solely for purposes of perfecting the Liens in favor of the Second Lien Collateral Agent, the First Lien Collateral Agent agrees that it shall be the agent of the Second Lien Collateral Agent with respect to any Deposit Accounts or other documents or instruments included in the Common Collateral that are controlled or held by the First Lien Collateral Agent.

(b)  Except as otherwise expressly provided for herein, until the First Lien Obligations are paid in full, the First Lien Collateral Agent shall be entitled to deal with the Common Collateral in accordance with the terms of this Agreement, the Laurus Security Agreement and the Ancillary Agreements as if the Liens of the Second Lien Claimholders under the MDS Security Agreement and the MDS Notes did not exist. The rights of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Common Collateral shall at all times be subject to the terms of this Agreement.

(c)  The First Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Collateral Agent or any Second Lien Claimholder to assure that the Common Collateral is genuine or owned by the Borrower or to preserve the rights or benefits of any Person.

(d)  Neither the First Lien Collateral Agent nor any First Lien Claimholder shall have by reason of the Laurus Security Agreement, the Ancillary Agreements, this Agreement or any other document a fiduciary relationship in respect of the Second Lien Collateral Agent or any Second Lien Claimholder (each of the First Lien Claimholders so agreeing by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements). Neither the Second Lien Collateral Agent nor any Second Lien Claimholder shall have by reason of the MDS Security Agreement and the MDS Notes, this Agreement or any other document a fiduciary relationship in respect of the First Lien Collateral Agent or any First Lien Claimholder.

(e)  Each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements) hereby authorizes the First Lien Collateral Agent, upon the payment in full of the First Lien Obligations, to deliver to the Second Lien Collateral Agent the Common Collateral held or received by it, together with any necessary endorsement and any other proceeds of Common Collateral held by it.

(f)  The First Lien Collateral Agent and the Second Lien Collateral Agent shall each be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by such Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person.

5.4  Required Second Lien Lenders Consent to Certain Transactions

(a)  Notwithstanding anything in the Laurus Security Agreement to the contrary, the Borrower agrees that, prior to the payment in full of the First Lien Obligations, no amendment of the Laurus Security Agreement or waiver of the terms of the Laurus Security Agreement shall be effective without the Borrower obtaining the consent to such amendment or waiver by the Required Second Lien

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Lenders if such amendment or waiver seeks the consent of any of the Lenders to increase the Capital Availability Amount to an aggregate amount in excess of $5,000,000.

(b)  The First Lien Collateral Agent agrees not to subordinate any Lien on the Common Collateral to the Lien of any other creditor of the Borrower without the consent of the Required Second Lien Lenders.

5.5  Actions in Connection with Certain Refinancings

If, at any time concurrently with or after the First Lien Obligations are deemed for purposes of this Agreement “paid in full”, the Borrower enters into a Refinancing (as defined below) of any First Lien Obligation, then the obligations under such Refinancing shall automatically and immediately be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, and the first lien collateral agent under the documents and other instruments evidencing such Refinancing (the “New First Lien Agent”) shall be deemed to be the First Lien Collateral Agent. Upon receipt of a notice stating that the Borrower has entered into a new loan document in connection with a Refinancing (which notice shall include the identity of the New First Lien Agent), the Second Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New First Lien Agent may reasonably request in order to provide to the New First Lien Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. As used in this Section 5.5, the term “Refinancing” means any modification, refinancing, refunding, renewal or extension of any First Lien Obligation, subject to the limitation in Section 5.4(a) hereof.

Section 6.  Insolvency or Liquidation Proceedings

6.1  Relief From the Automatic Stay

Subject to the penultimate sentence of Section 3.1, the Second Lien Collateral Agent and each Second Lien Claimholder agrees that it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the First Lien Collateral Agent and the Required First Lien Lenders.

6.2  No Waiver

Nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any Second Lien Claimholder, including, without limitation, the seeking by the Second Lien Collateral Agent or any Second Lien Claimholder of Adequate Protection or the asserting by any Second Lien Claimholder of any of its rights and remedies under the MDS Security Agreement or the MDS Notes or otherwise.

6.3  Preference Issues

If any Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower any amount received in connection with the Common Collateral (a “Recovery”), then the First Lien Obligations or Second Lien Obligations, as the case may be, of such Claimholder shall be reinstated to the extent of such Recovery and such Claimholder shall be entitled to receive payment in full of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and

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such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Section 7.  Waivers; etc.

7.1  No Waiver of Provisions

(a)  No right of any of the First Lien Claimholders to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any of its Subsidiaries or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent (subject, however, to the penultimate sentence of Section 3.1), or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with.

(b)  Each of the Second Lien Collateral Agent and each Second Lien Claimholder also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Claimholders, and the Second Lien Collateral Agent and each Second Lien Claimholder hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent arising out of any and all actions which any of the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to (i) the Laurus Security Agreement or the Ancillary Agreements, (ii) the collection of the First Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other Disposition of, the Common Collateral (except only, in the case of Common Collateral, to the extent such foreclosure, sale, liquidation or other disposition is not made in a commercially reasonable manner in accordance with the UCC or contrary to this Agreement or the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes). The Second Lien Collateral Agent and each Second Lien Claimholder agrees that the First Lien Collateral Agent and the First Lien Claimholders have no duty to them in respect of the maintenance or preservation of the Common Collateral.

(c)  Unless and until the First Lien Obligations are paid in full, the Second Lien Collateral Agent and each Second Lien Claimholder agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a secured creditor may have under applicable law with respect to the Common Collateral.

7.2  Obligations Unconditional

All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)  any lack of validity or enforceability of the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes;

(b)  any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including, without limitation, any increase in the amount of Second Lien Obligations, whether by course of conduct or otherwise, of the terms of the Laurus Security Agreement or of the terms

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of the Ancillary Agreements, the MDS Security Agreement or the MDS Notes made in accordance with their terms;

(c)  any exchange, release or nonperfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)  the commencement of any Insolvency or Liquidation Proceeding; or

(e)  any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower in respect of the First Lien Obligations or of any Second Lien Claimholder in respect of this Agreement.

Section 8.  Miscellaneous

8.1  Second Lien Lenders’ Representation

The Second Lien Lenders hereby represent and warrant that all Second Lien Lenders party to the MDS Security Agreement and MDS Notes are signatories hereto.

8.2  Consent to Control Agreement

The Second Lien Lenders hereby consent to the terms of the Deposit Account Control Agreement between the Second Lien Collateral Agent and Fleet National Bank with respect to the Borrower’s deposit account with Fleet National Bank, Account No. 9429398649, and authorize the Second Lien Collateral Agent to execute such Deposit Account Control Agreement on our behalf.

8.3  Notice from First Lien Collateral Agent

The First Lien Collateral Agent hereby agrees to give prior written notice to the Second Lien Collateral Agent, the Second Lien Lenders and Fleet National Bank of the date of termination of the Laurus Security Agreement.

8.4  Conflicts

Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes with respect to the Common Collateral or the enforcement of the Claimholders’ Liens, rights or remedies with respect thereto, the provisions of this Agreement shall govern. It is further expressly understood that the Lien priorities and other terms referred to herein shall not in any way modify or relieve the Borrower or any of its Subsidiaries of or from any liability or obligation that the Borrower or any of its Subsidiaries may have to the Claimholders under the Laurus Security Agreement, the Ancillary Agreements, the MDS Security Agreement or the MDS Notes.

8.5  Continuing Nature of this Agreement

This Agreement (other than the provisions in Section 3.2) shall continue to be effective until all First Lien Obligations shall have been paid in full, and the provisions of Section 3.2 shall continue to be effective until all First Lien Obligations and Second Lien Obligations have been paid in full. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue,

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at any time and without notice to the Second Lien Collateral Agent or any Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Subsidiary on the faith hereof. Except as expressly provided herein, the Second Lien Collateral Agent and each Second Lien Claimholder hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

8.6  Amendments; Waivers

No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent, the Required Second Lien Lenders, the First Lien Collateral Agent, the Required First Lien Lenders or the Borrower shall be deemed to be made unless the same is made in writing and in accordance with Section 5.4 of this Agreement; provided, however, that no amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless approved by the Required First Lien Lenders and the Required Second Lien Lenders.

8.7  Notices

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be made in accordance with Section 27 of the Laurus Security Agreement in the case of the First Lien Collateral Agent or any First Lien Lender or in accordance with Section 6(f) of the MDS Security Agreement in the case of the Second Lien Collateral Agent or any Second Lien Lender.

8.8  Further Assurances

The Second Lien Collateral Agent and each Second Lien Claimholder agrees that each of them shall, at the Borrower’s expense, take such further action and shall execute and deliver to the First Lien Collateral Agent and the First Lien Claimholders such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the other First Lien Claimholders may reasonably request to effectuate the terms of and the Lien subordination contemplated by this Agreement.

8.9  Governing Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

8.10  Specific Performance

Each of the First Lien Collateral Agent, the Second Lien Collateral Agent and the Claimholders may demand specific performance of this Agreement. Each of the First Lien Collateral Agent and each First Lien Claimholder (by its acceptance of the benefits of the Laurus Security Agreement and the Ancillary Agreements), the Second Lien Collateral Agent, and each Second Lien Claimholder, as the case may be, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the other Person.

8.11  Section Titles; Time Periods

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement, except when used to

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reference such sections. In the computation of time periods, unless otherwise specified, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”. The term “including” when used in this Agreement means “including without limitation”, except when used in the computation of time periods.

8.12  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The First Lien Collateral Agent and the Second Lien Collateral Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

8.13  Effectiveness

This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any of its Subsidiaries shall include the Borrower or any of its Subsidiaries as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any of its Subsidiaries (as the case may be) in any Insolvency or Liquidation Proceeding.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

LAURUS MASTER FUND, LTD, as First Lien Collateral Agent and as First Lien Lender By: Name: Title:

MDS ACQUISITION, INC., as Second Lien Lender By: Name: Title:

DSL.NET, INC., as Borrower By: Name: Title:

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Exhibit E

Form of Security Agreement

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into as of August __, 2006, between DSL.net., Inc., a Delaware corporation (“Borrower”), and MDS Acquisition, Inc., a Delaware corporation (“Lender”).

RECITALS

WHEREAS, Borrower has issued to Lender (i) four (4) subordinated secured convertible promissory notes in the original aggregate principal amount of Two Million Dollars ($2,000,000)(the “Convertible Notes”), and (ii) a subordinated secured promissory note in the principal amount of Thirteen Million Two Thousand Dollars ($13,002,000)(the “Nonconvertible Note”, and together with the Convertible Notes the “Notes”), pursuant to the Purchase Agreement, dated as of the date hereof, between Borrower, Lender and Lender’s parent company, MegaPath Inc. (the “Purchase Agreement”). The parties wish to enter into this Agreement to secure Borrower’s obligations under the Notes.

NOW, THEREFORE, IT IS AGREED THAT:

1.   Definitions. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC. For purposes of this Agreement, the following terms shall have the following meanings:

(a)  “Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

(b)  “Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

(c)  “Collateral” means the personal property described in Exhibit A.

(d)  “Change of Control” means (a) any merger or consolidation of Borrower with or into any other corporation or other entity, or any other reorganization of Borrower, in which the holders of Borrower’s outstanding capital stock immediately prior to such transaction do not, immediately after such transaction, retain a majority of the voting power of the surviving entity or its parent, other than a transaction which results in Lender or an Affiliate of Lender holding such majority voting power, (b) any Person or any Persons (other than Lender and/or Affiliate(s) of Lender) acting together that would constitute a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934, or any successor provision thereto, shall acquire beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act, or any successor provision thereto) in a single transaction or a series of related transactions, of more than 50% of the aggregate voting power of Borrower’s equity securities; or (c) any sale of all or substantially all of Borrower’s assets, other than a sale to Lender or an Affiliate of Lender.

(e)  “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

(f)  “Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

(g)  “Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

(h)  “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

(i)  “GAAP” means generally accepted accounting principles as from time to time set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board or in such opinions and statements of such other entities as shall be approved by a significant segment of the accounting profession in the United States.

(j)  “Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

(k)  “Intellectual Property Collateral” means all of Borrower’s right, title, and interest in and to the following:

i.	Copyrights, Trademarks and Patents;

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ii.	All trade secrets, and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

iii.	All design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

iv.
All claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

v.	All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

vi.	All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

vii.	All proceeds and products of the foregoing, including all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

(l)  “Inventory” means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s Books relating to any of the foregoing.

(m)  “Investment” means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

(n)  “Lien” means any lien, pledge, mortgage, or security interest.

(o)  “Material Adverse Effect” means a material adverse effect on (i) the business operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (ii) the ability of the Borrower to repay the Obligations or otherwise perform its obligations under the Notes or (iii) the priority of Lender’s security interests in the Collateral.

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(p)  “Patents” means all patents, patent applications and like protections including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

(q)  “Permitted Investments” means:

i.	Investments existing on the date stated above; and

ii.
(i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof and (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service.

(r)  “Permitted Liens” means: (i) Liens in favor of Lender, (ii) Liens in favor of prior secured creditors described in Exhibit B; (iii) Liens for taxes, assessments or other governmental charges which are not yet due and payable or which are being contested in good faith with a reserve or other appropriate provision having been made therefore; (iv) Liens of landlords (including security deposits under leases), carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than ninety (90) days delinquent or which are being contested in good faith; provided that a reserve or other appropriate provision shall have been made therefor; (v) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, regulatory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (vi) Liens securing contingent reimbursement obligations under letters of credit; (vii) Liens on equipment and related software to secure (1) the purchase price and related soft costs of such equipment and related software, as applicable, or (2) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment and related software; provided that such Liens are confined solely to the equipment and related software so acquired, and the proceeds thereof, and the amount secured does not exceed the acquisition price thereof; (viii) liens on equipment and related software when acquired; (ix) licenses or sublicenses and any interest or title of a licensor or licensee under any license or sublicense; (x) Liens on earnest money deposits required under a letter of intent or purchase agreement; (xi) Liens on escrowed cash, representing a portion of the proceeds of sales or other transactions, established to satisfy contingent post closing obligations (including earn-outs, indemnities and working capital adjustments); (xii) leases or subleases granted in the ordinary course of business; (xiii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (xiv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of the real property of

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Borrower; (xv) Liens consisting of bankers’ liens and rights of setoff, in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings; (xvi) assignments of uncollectible accounts receivable to collection agencies in the ordinary course of business; and (xvii) any zoning or similar law or right reserved to or vested in any governmental authority to control or regulate the use of any real property.

(s)  “Permitted Indebtedness” means:

(i)  Indebtedness existing on the date hereof and disclosed in the Schedule hereto;

(ii)  Indebtedness secured by a Lien described in clause (vii) of the defined term “Permitted Liens”;

(iii)  Subordinated Debt; and

(iv)  Indebtedness incurred to refinance any Indebtedness permitted under the foregoing clauses, provided that (1) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced, (2) such Indebtedness has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, and (3) the interest rate with respect to such Indebtedness is less than or equal to that of the Indebtedness being refinanced. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Indebtedness.

(t)  “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

(u)  “Regulated Entity” means DSLnet Communications, LLC and DSLnet Communications VA, Inc.

(v)  “Subordinated Debt” means any indebtedness incurred by Borrower that is subordinated to the debt owing by Borrower to Lender on terms acceptable to Lender (and identified as being such by Borrower and Lender).

(w)  “Subsidiary” means any corporation, company or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the board of directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate of Borrower.

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(x)  “Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

(y)  “UCC” means the Uniform Commercial Code as in effect in the State of Delaware from time to time.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

2.   Grant of Security Interest.

(a)  Security Interest. As security for the payment and performance of the Obligations (as defined below), Borrower hereby grants to Lender a continuing security interest in all of Borrower’s right, title and interest in and to in the Collateral.

(b)  Obligations Secured. The security interest granted hereunder secures payment and performance of all obligations of Borrower to Lender under this Agreement and all obligations of Borrower to Lender under the Notes, including all unpaid principal of the Notes, all interest accrued thereon, and all other amounts payable by Borrower to Lender under the Notes, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including any interest that accrues after the commencement of an Insolvency Proceeding (collectively, the “Obligations”).

(c)  Authorization to File Financing Statement. Borrower authorizes Lender to file one or more financing statements describing the Collateral with the Secretary of State of the State of Delaware. Lender shall promptly provide Borrower with copies of all such financing statements filed.

3.   Affirmative Covenants. So long as the Obligations remain outstanding (other than contingent indemnification obligations), Borrower covenants to Lender that it will do all of the following:

(a)  Good Standing. Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing in its jurisdiction of incorporation and maintain qualification as a foreign corporation in each jurisdiction in which it is required under applicable law, except for those jurisdictions where Borrower determines to relinquish its CLEC permit or to otherwise cease providing services. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

(b)  Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect.

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(c)  Protection of Collateral. Borrower shall keep the Collateral in good condition and repair, maintain, preserve, defend and protect the Collateral from loss, damage or deterioration (ordinary wear and tear excepted), except to the extent Borrower has determined, in its reasonable business judgment, that such Collateral is no longer useful in the operation of its business.

(d)  Notice of Certain Actions; Location of Collateral. Borrower shall give prompt written notice to Lender of: (i) any change in the location of its chief executive office; (ii) any change in its corporate name; (iii) any change its jurisdiction of organization; and (iv) any change in its executive officers.

(e)  Inspection. Upon reasonable prior written notice, Borrower shall provide a representative of Lender with access to the Collateral and all books and records relating thereto for the purpose of conducting an inspection and audit of the Collateral, at Lender’ sole cost and expense, at reasonable times during regular business hours.

(f)  Insurance. Borrower shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses of similar size and owning similar properties in the localities where it operates or as reasonably determined by its Board of Directors or executive officers.

(g)  Taxes. Borrower shall make, and shall cause each of its Subsidiaries to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each of its Subsidiaries to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower or such Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is being contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower or such Subsidiary.

(h)  Intellectual Property Rights.

i.  Within forty-five (45) days after the end of each fiscal quarter, Borrower shall give Lender written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office during such fiscal quarter, including the date of such filing and the registration or application numbers, if any. Borrower (i)shall give Lender not less than 30 days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed, and (ii) prior to the filing of any such applications or registrations, shall execute such documents as Lender may reasonably request for Lender to maintain

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its perfection in such intellectual property rights to be registered by Borrower, and upon the request of Lender, shall file such documents simultaneously with the filing of any such applications or registrations. Upon filing any such applications or registrations with the United States Copyright Office, Borrower shall promptly provide Lender with (i) a copy of such applications or registrations, without the exhibits, if any, thereto, (ii) evidence of the filing of any documents requested by Lender to be filed for Lender to maintain the perfection and priority of its security interest in such intellectual property rights, and (iii) the date of such filing.

ii.  Borrower shall execute and deliver such additional instruments and documents from time to time as Lender shall reasonably request to perfect and maintain the priority of Lender's security interest in the Intellectual Property Collateral. Borrower shall (i) protect, defend and maintain the validity and enforceability of the trade secrets, Trademarks, Patents and Copyrights to the extent that the failure to do so could be reasonably expected to have a Material Adverse Effect, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Lender in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld.

iii.  Lender shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this section to take but which Borrower fails to take, after 15 days' notice to Borrower. Borrower agrees to reimburse and indemnify Lender for all reasonable and documented costs and reasonable expenses incurred in the reasonable exercise of its rights under this section.

(i)  Further Assurances. From time to time, Borrower shall execute, deliver, file and record such further instruments, endorsements and other documents, and take such further action as Lender may reasonably request to perfect and continue the perfection, maintain the priority of, or provide notice of, Lenders’ security interest in the Collateral.

4.   Negative Covenants. So long as the Obligations remain outstanding (other than contingent indemnification obligations), Borrower covenants to Lender that it will not do any of the following:

(a)  Clear Title. Grant or suffer to exist any Lien against any of the Collateral, other than Permitted Liens.

(b)  Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its material business properties or assets, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) Transfers of worn-out, obsolete, excess or retired (i.e., no longer actively deployed) Equipment.

(c)  Indebtedness. Create, incur, assume or be or remain liable with respect to any indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

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(d)  Distributions; Splits; Reclassifications; Etc. Declare, set aside, make or pay any dividends or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, or split, combine, subdivide, redeem or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, or permit any Subsidiary to take any of the foregoing described actions.

(e)  Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Lender or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Lender in form and substance satisfactory to Lender; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

(f)  Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

(g)  Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Lender’s prior written consent.

(h)  [Intentionally Omitted].

(i)  Compliance. Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any loan secured hereby for such purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Lender’s Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

(j)  Negative Pledge Agreements. Permit the inclusion in any contract to which Borrower becomes a party (other than the documents evidencing and relating to the loans extended by Laurus Master Fund, Ltd.) of any provisions that could restrict or invalidate the creation or enforcement of a security interest in any of Borrower’s property.

(k)  Capital Stock. Issue, sell, pledge, dispose of, grant, encumber, authorize or propose the issuance, sale, pledge, disposition, grant or encumbrance of any shares of its capital

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stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock or any other ownership interest (including, without limitation, any phantom interest, but excluding any shares of common stock issued upon conversion of the Convertible Notes), of Borrower or any of the Subsidiaries, other than issuances of shares of common stock pursuant to the Plans or upon exercise of options, warrants or other convertible securities outstanding as of the date hereof.

(l)  Corporate Governance Matters. Amend or waive any provisions of its Certificate of Incorporation or Bylaws, or change the number of directors on Borrower’s Board of Directors, other than as contemplated by the Purchase Agreement.

(m)  Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other non-Affiliate business organization, other than Lender or its Affiliates, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

5.   Events of Default; Remedies.

(a)  The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(i)  Borrower’s failure to pay any amount payable under either of the Notes in accordance with the terms thereof; provided, however, that Borrower shall have three (3) business days in which to cure any failure to pay interest due under any of the Notes;

(ii)  Borrower’s failure to issue any Common Stock issuable under any of the Convertible Notes in accordance with the terms thereof upon Lender’s exercise of the Conversion Right, as defined in such Convertible Note;

(iii)  Borrower’s breach of any representation and warranty made to Lender in any of the Transaction Documents or Borrower’s breach of any covenant under any of the Transaction Documents which is not cured within ten (10) business days of the earlier of Borrower learning of such breach or of notice thereof from Lender; provided, however, that if the cure will take more than ten (10) business days and Borrower is diligently pursuing such cure during such ten (10) business day period, then an Event of Default shall not occur with respect to such breach if it is cured within twenty (20) business days of the earlier of an officer of Borrower learning of such breach or receipt by Borrower of notice thereof from Lender;

(iv)  Borrower (A) has an order for relief entered against it under the federal Bankruptcy Code, (B) makes an assignment for the benefit of creditors, (C) applies for or seeks the appointment of a receiver, liquidator, assignee, trustee or other similar official for it or of any substantial part of its property or any such official is appointed, other than upon Borrower’s request, and such unrequested appointment continues for sixty (60) days, (D) institutes proceedings seeking an order for relief under the federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or any of its debts under other applicable federal or state law relating to creditor

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rights and remedies, or any such proceeding is filed against it, other than upon Borrower’s request, and such unrequested proceeding continues undismissed or unstayed for thirty (30) days, or (E) takes corporate action in furtherance of any of the foregoing actions;

(v)  the occurrence and continuance of any default under any lease or agreement for borrowed money having an outstanding principal amount in excess of $100,000 that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the lease payments or the indebtedness, as applicable, or the right to exercise any rights or remedies with respect to any of the Collateral;

(vi)  the entry of any judgment or order against Borrower which remains unsatisfied or undischarged and in effect for forty-five (45) days after such entry without a stay of enforcement or execution;

(vii)  the occurrence of a Change of Control; or

(viii)  any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) business days, or Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

(b)  Upon the occurrence and during the continuance of any Event of Default, Lender, may at any time, do any of the following:

(i)  accelerate the payment of the amounts owing under the Notes;

(ii)  enforce the Notes by exercise of the rights and remedies under this Agreement or granted to Lender by applicable law; and

(iii)  exercise, in addition to all other rights and remedies granted in this Agreement, all rights and remedies of a secured party under the UCC and other applicable laws.

(c)  Without limiting the generality of the foregoing provisions in Section 5(b), Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable and documented attorneys’ fees and legal expenses, and then to the Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the

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Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the default rate specified in the Notes, and the reasonable and documented fees of any attorneys Lender employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

(d)  To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

(e)  Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

(f)  Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify parties obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Agreement, all as fully and effectually as Borrower might or could do; provided that Lender provides Borrower with prompt notice of such actions having been taken and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Obligations are outstanding.

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(g)  All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

6.   Term. The term of this Agreement shall begin on the date stated above and shall continue and be binding upon Borrower until all Obligations have been fully paid (other than contingent indemnification obligations).

7.   Miscellaneous.

(a)  Indemnity. Borrower shall defend, indemnify and hold harmless Lender and its stockholders, directors, officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement and the Notes; and (b) all losses and expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following, or consequential to transactions between Lender and Borrower whether under this Agreement or the Notes, or otherwise (including reasonable and documented attorneys’ fees and expenses), except for losses caused by Lender’s gross negligence or willful misconduct. The indemnity under this Section 7(a) shall survive payment, performance and discharge of the Obligations and the termination of this Agreement until applicable statutes of limitations for actions that may be brought against Lender have run.

(b)  Limitation on Lender’ Duty in Respect of Collateral. Lender shall not have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting of a security interest therein or the receipt of any payment relating to any contract or license pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of Borrower’s obligations under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Borrower requests in writing, but Lender’s failure to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Lender to do any act not so requested shall be deemed a failure to act reasonably.

(c)  Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of Delaware, without reference to the conflicts of law provisions thereof except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Delaware.

(d)  Severability of Provisions. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this

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Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(e)  Time of the Essence. Time is of the very essence of this Agreement.

(f)  Notices. All notices required or permitted hereunder shall be in writing and shall be given, and be deemed effective, in accordance with Section 8(f) of the Purchase Agreement.

(g)  Waiver; Amendment. No failure or delay on Lender’s part in the exercise of any right or remedy, power or privilege shall operate as a waiver thereof. No single or partial exercise of a right or remedy, power or privilege shall preclude other or further exercise thereof. No waiver of any right hereunder shall be effective unless in a writing executed by Lender and Borrower. Any such waiver shall be effective only for the specific purpose for which it is given. The rights and remedies under this Agreement are cumulative and not exclusive of any other rights, remedies, powers or privileges that may otherwise the available to Lender. No provision of this Agreement may be amended, waived or modified or rights modified or released, other than by a document signed by Borrower and Lender. This Agreement may be amended, waived or modified upon the written consent of Borrower and Lender.

(h)  Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio, and (ii) Lender may not assign any of the Obligations, or its rights and obligations hereunder, to any Person that is not an Affiliate of Lender.

(i)  Counterparts. This Agreement may be executed by facsimile and in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

DSL.NET, INC.	MDS ACQUISITION, INC.
By:	By:
Name:	Name:
Title:	Title:

Signature Page to Security Agreement

EXHIBIT A

COLLATERAL DESCRIPTION

All personal property of DSL.net, Inc. (herein referred to as “Borrower”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)  all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Borrower’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)  all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Lender to sue in its own name and/or in the name of Borrower for past, present and future infringements of copyright;

(c)  all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Lender to sue in its own name and/or in the name of Borrower for past, present and future infringements of trademark provided that the Collateral shall not include any intent to use filings;

(d)  all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Borrower is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Borrower and/or in the name of Lender for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)  any and all cash proceeds and/or noncash proceeds of any of the foregoing, including insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.

All terms above have the meanings given to them in the Delaware Uniform Commercial Code, as amended or supplemented from time to time.

The Collateral shall not include (i) any equity interests in Regulated Entities, or (ii) any lease, license, contract, property right or agreement to which Borrower is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest hereunder shall constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above.

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EXHIBIT B

EXISTING SECURED CREDITORS

1.
Liens securing that certain Amended and Restated Secured Convertible Minimum Borrowing Note, dated June 2, 2006, in the principal amount of $4,250,000, payable to Laurus Master Fund, Ltd. and all amounts owing in respect of the agreements related thereto.

2.
Liens securing that certain Amended and Restated Secured Revolving Note, dated June 2, 2006, in the principal amount of $750,000, payable to Laurus Master Fund, Ltd. and all amounts owing in respect of the agreements related thereto.

SCHEDULE

Existing Indebtedness

The Indebtedness secured by the Liens described in Exhibit B.

Exhibit F

Form of Legal Opinion

EXHIBIT F

Opinion Points for Legal Opinion of Company Counsel

1.  The Company is validly existing as a corporation and in good standing under Delaware law. The Company has the corporate power and authority to own, operate and lease its properties and to carry on any lawful business activity for which a corporation may be organized under Delaware law.

2.  Each of Atlantic and Communications is validly existing as a limited liability company and in good standing under Delaware law. Each has the power and authority to own, operate and lease its properties and to carry on any lawful business activity for which a limited liability company may be organized under Delaware law.

3.  The Company has the corporate power and authority to execute, deliver and perform its obligations under the Investment Documents and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Investment Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly and validly approved and authorized by the Board of Directors of the Company, and no other corporate proceeding or action on the part of the Board of Directors of the Company is necessary for the execution and delivery by the Company of the Investment Documents and the performance by the Company of its obligations thereunder.

4.  The Investment Documents have been duly and validly executed and delivered by the Company and subject, with respect to the convertibility into the Company’s Common Stock of the Convertible Note attached as Exhibit B-4 to the Purchase Agreement, to the approval of the Charter Amendment by the Company’s stockholders and the filing thereof with the Secretary of State of Delaware, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.1

5.  Neither the execution and delivery of the Investment Documents by the Company nor the performance by the Company its obligations thereunder will violate (a) the Company’s Certificate of Incorporation or Bylaws, (b) any order, writ, injunction or decree known to us of any federal, Connecticut or Delaware court that is applicable to the Company, or (c)  federal law or the DGCL.

We are not representing the Company or any Subsidiary in any Legal Proceeding that is pending or threatened in writing against (a) the Company or any Subsidiary, (b) any officer, director, employee or agent of the Company or a Subsidiary in his, her or its capacity as such or relating to his, her or its employment, services or relationship with the Company or Subsidiary, or (c) any asset or property owned or used by the Company or a Subsidiary, in each case before any governmental entity, court or arbitrator. To our knowledge, there is no judgment, decree, injunction, rule or order of any federal, Connecticut or Delaware governmental entity, court or arbitrator outstanding against the Company that seeks to prohibit, restrain or enjoin the Company’s performance of the Investment Documents or the transactions contemplated thereby.

1 Please note that the opinion letter will assume for purposes of the opinion on enforceability of the conversion provisions of the Notes that the conversion occurs immediately after the Closing.

Exhibit G

Form of Voting Agreement

EXHIBIT G

FORM OF VOTING AGREEMENT

VOTING AGREEMENT, dated as of August __, 2006 (this “Agreement”), between MegaPath Inc., a Delaware corporation (“Parent”), and [______________] (“Stockholder”).

W I T N E S S E T H:

WHEREAS, Parent has entered into that certain Purchase Agreement, dated as of August __, 2006, by and among Parent, MDS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Buyer”), and DSL.net, Inc., a Delaware corporation (the “Company”) (as the same may be amended from time to time, the “Purchase Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement), which provides, upon the terms and subject to the conditions thereof, for the purchase by Buyer of certain Notes issued by Company;

WHEREAS, as of the date hereof, Stockholder owns shares of common stock, par value $0.0005 per share, of the Company (the “Company Common Stock”);

WHEREAS, as a condition to the willingness of Parent and Buyer to purchase Notes under the terms of the Purchase Agreement, Parent has requested that Stockholder enter into this Agreement.

NOW, THEREFORE, in consideration of the promises and of the mutual agreements and covenants set forth herein and in the Purchase Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

VOTING OF SHARES

SECTION 1.01   Vote in Favor of the Charter Amendment. Stockholder, solely in Stockholder’s capacity as a stockholder of the Company, agrees to vote (or cause to be voted) all Shares (as defined below) at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company, (i) in favor of the Charter Amendment, and (ii) against any other action that could reasonably be expected to delay or not to facilitate approval of the Charter Amendment. “Shares” shall mean any securities of the Company that Stockholder now and hereafter owns beneficially or of record or to which Stockholder otherwise has the power to vote, or directs the vote.

SECTION 1.02   Grant of Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy with respect to the Shares in the form attached hereto as Exhibit A, which shall be coupled with an interest and irrevocable to the fullest extent permissible by law.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF STOCKHOLDER

SECTION 2.01   Stockholder hereby represents and warrants to Parent as follows:

(a)  Authorization; Binding Agreement. Stockholder has all legal right, power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by or on behalf of Stockholder and, assuming its due authorization, execution and delivery by or on behalf of Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b)  No Conflict; Required Filings and Consents.

(i)  The execution and delivery of this Agreement to Parent by Stockholder does not, and the performance of this Agreement by Parent and Stockholder will not, (A) conflict with or violate, in a manner that would or would be reasonably expected to prevent or materially delay the performance by Stockholder of Stockholder’s obligations under this Agreement, any statute, law, rule, regulation, order, judgment or decree applicable to Stockholder or by which Stockholder or the Shares are bound or affected, (B) violate or conflict with the Certificate of Incorporation, Bylaws or other equivalent organizational documents of Stockholder (if any), or (C) result in or constitute (with or without notice or lapse of time or both) any material breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares are bound or affected, such that Stockholder would not, or would not be reasonably expected to, be able to perform, or would be materially delayed in performing, its obligations under this Agreement. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated by this Agreement.

(ii)  The execution and delivery of this Agreement to Parent by Stockholder does not, and the performance of this Agreement by Parent and Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental or regulatory authority, domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not and would not reasonably be expected to prevent or materially delay the performance by Stockholder of Stockholder’s obligations under this Agreement. Stockholder does not have any understanding in effect with respect to the voting or transfer of any Shares.

SECTION 2.02   Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

ARTICLE III

GENERAL PROVISIONS

SECTION 3.01   Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties, and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto.

SECTION 3.02   Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that any assignment, delegation or attempted transfer of any rights, interests or obligations under this Agreement by Stockholder without the prior written consent of Parent shall be void.

SECTION 3.03   Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner.

SECTION 3.04   Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent may (in addition to any other remedy that may be available to it, including monetary damages) seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that Parent shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 3.04, and Stockholder irrevocably waives any right he, she or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

SECTION 3.05   Governing Law; Forum. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law.

SECTION 3.06   No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Neither Parent nor Stockholder shall be deemed to have waived any claim available to it arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver is expressly set forth in writing duly executed and delivered on behalf of Parent or such Stockholder, as applicable. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 3.07   Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of Parent and Stockholder has executed or has caused this Voting Agreement to be executed by their respective duly authorized officers as of the date first written above.

MEGAPATH INC.

Name: Title:

[STOCKHOLDER]

[Name:] [Title:]
Title

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder of DSL.net, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the Board of Directors of MegaPath Inc., a Delaware corporation (“Parent”), and each of them, as the sole and exclusive lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the Shares (as defined in that certain Voting Agreement, dated as of even date herewith, by and between Parent and the undersigned (the “Voting Agreement”)) in accordance with the terms of this Proxy. This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Parent’s purchase of Notes pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of August __, 2006, by and among Parent, MDS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and the Company.

The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned to act as the undersigned’s true and lawful attorneys-in-fact and proxies to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver in the undersigned’s name any consent, certificate or other document that may be required by law) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting in favor of adoption of the Charter Amendment (as defined in the Purchase Agreement).

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned may vote the Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. This Proxy is irrevocable (to the fullest extent permitted by law).

Dated: August __, 2006	Signature of Stockholder:

Print Name of Stockholder:

Exhibit H

Form of Perfection Certificate

PERFECTION CERTIFICATE

TO: MDS ACQUISITION, INC.

The undersigned, the   of DSL.net, Inc. (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.	NAMES OF THE COMPANY

a.    The name of the Company as it appears in its current Articles or Certificate of Incorporation is: DSL.net, Inc.

b.    The federal employer identification number of the Company is:

c.    The Company is formed under the laws of the State of Delaware.

d.    The organizational identification number of the Company is:

e.    The Company transacts business in the following jurisdictions (list jurisdictions other than jurisdiction of formation):

f.    The Company is duly qualified to transact business as a foreign entity in the following jurisdictions (list jurisdictions other than jurisdiction of formation):

g.    The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use

h.    The following are the names of all entities which have been merged into the Company during the past five years:

Name of Merged Entity	Year of Merger

To: MDS Acquisition, Inc.	Perfection Certificate

i.    The following are the names and addresses of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Address	Date of Acquisition	Type of Property

2.	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.    The Company’s chief executive offices are presently located at the following addresses:

Complete Street and Mailing Address, including County and Zip Code

b.    The Company’s books and records are located at the following additional addresses (if different from the above):

Complete Street and Mailing Address, including County and Zip Code

c.    The following are all the locations where the Company owns, leases, or occupies any real property:

Complete Street and Mailing Address, including County and Zip Code

d.    The following are all of the locations where the Company maintains any inventory, equipment, or other property:

Complete Address

To: MDS Acquisition, Inc.	Perfection Certificate

e.    The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory:

Name	Complete Street and Mailing Address, including County and Zip Code

3.	SPECIAL TYPES OF COLLATERAL

a.    The Company owns the following kinds of assets. (If the answer is “Yes” to any of the following questions)

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes No
Software registered with the U.S. Copyright Office	Yes No
Software not registered with the U.S. Copyright Office	Yes No
Patents and patent applications	Yes No
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes No
Licenses to use trademarks, patents and copyrights of others	Yes No
Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company	Yes No
Stocks, bonds or other securities	Yes No
Promissory notes, or other instruments or evidence of indebtedness	Yes No
Leases of equipment, security agreements naming such person as secured party or other chattel paper	Yes No
Aircraft	Yes No
Vessels, Boats or Ships	Yes No
Motor Vehicles	Yes No

To: MDS Acquisition, Inc.	Perfection Certificate

b.    The following is a list of material contracts to which the Company is a party (include any equipment leases) or in which the Company has an interest (including whether such contract has a nonassignability provision which would require the other party’s or another person’s consent to the granting of a security interest in such contract):

Nonassignability Clause
Other Party to Contract	Title/Date of Contract	Asset Sale (Y/N)	Security Interest (Y/N)	Consent Obtained (Y/N)

c.    The following are all banks or savings institutions at which the Company maintains deposit accounts:

Bank Name	Account Number	Branch Address

d.    Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company? The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant

4.	ENCUMBRANCES

The Company’s property is subject to the following liens or encumbrances:

Name of Holder of Lien/Encumbrance	Description of Property Encumbered

To: MDS Acquisition, Inc.	Perfection Certificate

5.	TAXES

The following tax assessments are currently outstanding and unpaid:

Assessing Authority	Amount and Description

6.	INSURANCE BROKER

The following broker handles the Company’s property insurance:

Broker	Contact	Telephone	Fax	Email

The Company agrees to advise you of any change or modification to any of the foregoing information or any supplemental information provided on any continuation pages attached hereto, and, until such notice is received by you, you shall be entitled to rely upon such information and presume it is correct. The Company acknowledges that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.

DSL.net, Inc.

Date: August __, 2006	By:
Its:

To: MDS Acquisition, Inc.	Perfection Certificate

Continuation Page—Additional Information